UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-06221

                           Brandywine Blue Fund, Inc.
                           --------------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                              William F. D'Alonzo
                               3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------

               (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 09/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                             THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       ANNUAL REPORT       SEPTEMBER 30, 2004

DEAR FELLOW SHAREHOLDERS:

   Following a strong showing in the December quarter of 2003, broad concerns about interest rates and energy prices put a lid on most growth stocks in the first nine months of 2004. Growth indexes posted relatively modest gains over the past year as a result. The Brandywine Funds, however, enjoyed a different experience.

   Brandywine grew 13.57 percent in the 12 months through September 30, compared to a 7.82 percent return in the Russell 3000 Growth Index. Brandywine Blue grew 17.80 percent, outpacing the Russell 1000 Growth Index by more than 10 percentage points and putting the Fund in the top 2 percent of Morningstar's large-cap growth category.

   Results in 2004 show the Brandywine Funds continuing to navigate a market environment that grew less inspired with the passing of each quarter. A modest rise in interest rates and a substantial surge in oil prices compounded the kind of broad apprehension associated with the run-up to what could be a close presidential election.

                                   BRANDYWINE        BRANDYWINE BLUE
 CUMULATIVE TOTAL RETURN            % CHANGE             % CHANGE
 -----------------------           ----------        ---------------
 QUARTER                            -1.47                  0.12
 ONE YEAR                           13.57                 17.80
 FIVE YEARS                         16.76                 28.30
 TEN YEARS                         157.48                180.53
 INCEPTION                         915.41*<F1>           479.00**<F2>

 ANNUALIZED TOTAL RETURN
 -----------------------
 FIVE YEARS                          3.15                  5.11
 TEN YEARS                           9.92                 10.87
 INCEPTION                          13.16*<F1>            13.65**<F2>

 *<F1> 12/30/85    **<F2> 1/10/91

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   By defining growth investments from the bottom up based on each company's visible earnings power and particular fundamental strength, your team isolated companies that fared well amid the evolving backdrop and avoided risks shouldered by growth investors who fixate on entire sectors and other top-down factors.

   Adapting the portfolios to the changing earnings landscape was a primary driver of performance. That meant exiting many technology holdings as their earnings fortunes began to peak in order to fund new opportunities with improving earnings prospects, most of which we identified in the energy and raw materials sectors. Holdings from these two sectors fueled solid relative results in a mostly uninspired September-quarter environment.

   Brandywine retraced 1.47 percent in the quarter, while the Russell 3000 and Russell 3000 Growth Indexes declined 1.90 and 5.29 percent. Brandywine Blue grew
0.12 percent versus declines in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 1.87, 1.81 and 5.23 percent.

   While oil prices kept most stocks in check during the quarter, companies from the energy sector performed well. Holdings that provide goods and services to oil and natural gas producers, including Weatherford International and Smith International (held by both Funds), were among the biggest contributors. Other standouts ranged from manufacturers of steel tubes used in drilling such as Maverick Tube (Brandywine) to sea-based oil transporters such as General Maritime (Brandywine).

   Phelps Dodge (both Funds) led the way among a group of holdings involved in the production of raw materials that attracted investor attention thanks to notable earnings results driven by solid global demand. Years of withering investment and consolidation eliminated many potential sources of incremental supply, changing the supply dynamics in a way that benefits certain producers of basic materials such as copper and steel at a time when Asian economies add heft to demand.

   Although investors recognized positive trends apparent among energy and raw material holdings, the market lacked enthusiasm for technology and retail holdings as general economic concerns grew with the price of oil.

   Technology carried far less weight in the portfolios than year-ago levels, but the tech holdings that remained represented one of the most significant negative influences for the quarter. Rising semiconductor inventories contributed to a generally unwelcoming climate for tech stocks, even in areas mostly unaffected by the semiconductor sector's cyclical swings.

   Holdings subject to consumer discretion faced a similar challenge, with investors assuming sales of non-essential consumer goods would falter as more household income is diverted to rising energy-related costs. Exceptions included American Eagle Outfitters and Dick's Sporting Goods in Brandywine and Staples in Brandywine Blue, but retailers as a group detracted from performance overall.

   For more information on specific holdings that influenced September-quarter results the most, please see "Roses & Thorns" on pages 4 and 6.

   The market found plenty of reason for pause in the first three quarters of 2004, starting with interest rates, then oil prices and, more recently, the possibility that earnings growth next year won't be as robust as it has been in 2004. A looming presidential election only piles on to the uncertainty.

   It seems pretty clear to us, however, that market performance has not kept pace with the earnings growth we've seen so far this year, making concerns regarding 2005 a subject better revisited after stocks do some catching up. Plus, consensus expectations are for slower growth next year, not a grinding halt. As for interest rates, they remain very low by historical standards, and nothing has surfaced to derail the Fed from its measured approach to reclaiming stimulus.

   These are conclusions we believe most investors are apt to embrace once there's some clarity on the election and/or oil prices, with the former to be decided on November 2. The futures market shows oil traders betting on relatively high prices through winter. Whether it's getting the election behind us, coming to a consensus that oil prices will remain at this level or, better yet, a price decline that bumps oil from the top of the market mindset, one of these factors could emerge as the catalyst to loosen the market's collective restraint.

   Thanks for your confidence in us to make the most of 2004's final three months and beyond through our research-driven focus on individual companies. We're grateful for the opportunity to serve you.

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                                    October 13, 2004

  "SINCE ITS INCEPTION AT THE START OF 1986, BRANDYWINE HAS HANDILY BEATEN THE S&P. And during the past five up-and-down years, Brandywine ran rings around the average growth fund. It's a keeper."

         Kiplinger's Personal Finance, "Saga of Wilbur the Pig," October 2004

  FRIESS ASSOCIATES RECOGNIZED FOR "BEST PRINTED SHAREHOLDER NEWSLETTER" in 2004 among medium-sized mutual fund firms by the Mutual Fund Education Alliance as part of the industry group's annual Star Awards for excellence in shareholder communications.

                                                               September 2004

  BRANDYWINE AND BRANDYWINE BLUE RECEIVE OVERALL GRADES OF "A" in
  Morningstar's new fiduciary grading system meant to provide investors an easy way to assess a mutual fund's "commitment to shareholders." Morningstar deemed the Brandywine Funds either "good" or "excellent" in the grading system's five categories, which include regulatory issues, board quality, manager incentives, fees and corporate culture.

                                  Morningstar, "Fiduciary Grade," August 2004

  BRANDYWINE NAMED TO THE MONEY 100, "The Best Funds Around," for the seventh consecutive year.

                                          Money, "The Money 100," August 2004

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

      1.  Tyco International Ltd.                                     -3.9%
      2.  Phelps Dodge Corp.                                         +20.4%
      3.  United States Steel Corp.                                   +8.0%
      4.  MBNA Corp.                                                  -9.9%
      5.  Motorola, Inc.                                              +9.4%
      6.  Aetna Inc.                                                 +13.5%
      7.  Weatherford International Ltd.                             +20.0%
      8.  Ingersoll-Rand Co.                                          -3.9%
      9.  Allstate Corp.                                             +20.8%
     10.  Avaya Inc.                                                  -1.9%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             82%
                         S&P 500                    17%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

    ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER
                                   30, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     34.9%

                                    MID CAP
                           $2 billion to $10 billion
                                     50.3%

                                   SMALL CAP
                                below $2 billion
                                     13.5%

                                      CASH
                                      1.3%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment/Services (11.4%)
Oil/Gas Services (10.2%)
Miscellaneous Manufacturing (9.7%)
Machinery (8.7%)
Transportation Related (6.7%)
Raw & Intermediate Materials (5.5%)
Financial (4.9%)
Insurance (4.8%)
Medical/Managed Care (3.6%)
Building Related (3.5%)
All Others (29.7%)
Cash (1.3%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                            $ GAIN
    BIGGEST $ WINNERS   (IN MILLIONS)   % GAIN    REASON FOR MOVE
    -----------------   -------------   ------    ---------------
   Phelps Dodge Corp.       $25.0        18.4     June-quarter earnings grew to $2.46 per share, compared to a loss of $0.26 a year ago. The world's second largest copper producer is currently one of just a few companies in the world able to bring on incremental supply to help meet the surging global demand that has spot-market copper prices at nine-year highs.
                                                  Phelps Dodge recently announced increases in planned production for the rest of this year and into 2005.

       Aetna Inc.           $19.2        17.6     September-quarter earnings jumped 33 percent to $1.70 per share, beating estimates. The third largest health insurer in the U.S. benefits from its below-
                                                  average cost trend, strong enrollment gains and large cash position. Aetna is also squarely positioned in the move toward consumer-driven health care with its disability health-funds product at the forefront of health savings accounts and health retirement accounts.

       Weatherford
   International Ltd.       $14.8        13.4     The oil-field service provider grew June-quarter earnings 29 percent, beating estimates. Weatherford's new yield-improving technologies are in strong demand as drillers worldwide increase production to capitalize on higher energy prices. The company's drilling services segment benefits from increased revenues associated with its underbalanced drilling technology, which is being adopted around the globe to develop previously undevelopable sites.

     American Eagle
    Outfitters, Inc.        $13.3        25.6     The seller of casual youth apparel grew July-quarter earnings to $0.40 per share from $0.11 a year ago, marking its fourth straight quarter of beating estimates.
                                                  Earnings forecasts continued to be revised upward as consolidated same-store sales for the month of August increased 24 percent, with same-store sales for the company's American Eagle brand up nearly 27 percent.

     Motorola, Inc.         $11.3         9.2     June-quarter earnings grew to $0.21 per share from $0.01 a year ago, topping estimates by 17 percent. The cellular handset manufacturer continues to benefit from strong new product momentum and market share gains. Average sale prices remain firm due to increasing shipments of the company's mid- to high-end products, many of which were recently launched. Shares received an added boost when competitor Nokia upped sales and earnings guidance.

                            $ LOSS
    BIGGEST $ LOSERS    (IN MILLIONS)   % LOSS    REASON FOR MOVE
    ----------------    -------------   ------    ---------------
      Andrew Corp.          $34.0        45.7     The supplier of wireless infrastructure subsystems beat June-quarter earnings and revenue expectations, but guided lower for the September quarter based on an unexpected change in buying patterns from two significant customers. Your team sold Andrew to fund an idea with greater near-term earnings prospects.

 Tyco International Ltd.    $13.5         7.5     June-quarter earnings jumped 41 percent, beating estimates. Although Tyco is a diversified manufacturer, share price performance largely reflected investor concerns regarding its electronics segment in a tough technology environment. Tyco actually generates more than half of electronics segment revenues from industrial and automotive customers, helping mitigate the current slowdown in computer and communications markets.

Marvel Enterprises, Inc.    $13.2        25.4     The licenser of its comic book characters grew June-quarter revenues 73 percent.
                                                  Shares traded off when management announced lower-than-anticipated sales of
                                                  Spiderman II movie-related toys. Our research indicates the shortfall will only have a marginal effect on total revenues, in part evidenced by Marvel keeping sales guidance for the full year unchanged.

      Advance Auto
       Parts, Inc.          $12.9        14.6     June-quarter earnings growth of 16 percent beat estimates. The nation's second largest retailer of auto parts lost ground with others in the industry as adverse weather and higher gas prices overshadowed strong fundamentals. Your team sold
                                                  Advance Auto Parts at an overall gain during the quarter.

     Sierra Wireless        $10.4        51.5     The provider of wireless data communications equipment grew June-quarter earnings to $0.22 per share from $0.04, beating estimates by 29 percent. Shares fell when the company announced its business with a large customer would decline. Your team sold Sierra Wireless to fund an idea with better near-term earnings visibility.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

      1.  Phelps Dodge Corp.                                         +22.0%
      2.  Aetna Inc.                                                 +32.4%
      3.  Motorola, Inc.                                              +5.2%
      4.  Tyco International Ltd.                                     +0.5%
      5.  Ingersoll-Rand Co.                                          -2.9%
      6.  MBNA Corp.                                                  -8.5%
      7.  Danaher Corp.                                               +6.2%
      8.  Weatherford International Ltd.                             +20.4%
      9.  Nextel Communications, Inc.                                 -4.7%
     10.  Burlington Northern Santa Fe Corp.                          +8.8%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             60%
                         S&P 500                    17%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

    ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER
                                   30, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     59.8%

                                    MID CAP
                           $2 billion to $10 billion
                                     36.1%

                                      CASH
                                      4.1%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment/Services (17.5%)
Oil/Gas Services (13.9%)
Machinery (12.1%)
Raw & Intermediate Materials (9.1%)
Miscellaneous Manufacturing (7.0%)
Leisure & Entertainment (4.9%)
Medical/Managed Care (4.9%)
Financial (4.3%)
Transportation Related (3.9%)
Department Stores (3.8%)
All Others (14.5%)
Cash (4.1%)

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
  BIGGEST $ WINNERS    (IN MILLIONS)    % GAIN      REASON FOR MOVE
  -----------------    -------------    ------      ---------------
  Phelps Dodge Corp.        $4.6         19.2       June-quarter earnings grew to $2.46 per share, compared to a loss of $0.26 a year ago. The world's second largest copper producer is currently one of just a few companies in the world able to bring on incremental supply to help meet the surging global demand that has spot-market copper prices at nine-year highs.
                                                    Phelps Dodge recently announced increases in planned production for the rest of this year and into 2005.

      Aetna Inc.            $4.0         17.8       September-quarter earnings jumped 33 percent to $1.70 per share, beating estimates. The third largest health insurer in the U.S. benefits from its below-average cost trend, strong enrollment gains and large cash position.
                                                    Aetna is also squarely positioned in the move toward consumer-driven health care with its disability health-funds product at the forefront of health savings accounts and health retirement accounts.

     Weatherford
  International Ltd.        $2.5         13.0       The oil-field service provider grew June-quarter earnings 29 percent, beating estimates. Weatherford's new yield-improving technologies are in strong demand as drillers worldwide increase production to capitalize on higher energy prices. The company's drilling services segment benefits from increased revenues associated with its underbalanced drilling technology, which is being adopted around the globe to develop previously undevelopable sites.

   Transocean Inc.          $2.4         21.2       June-quarter earnings grew to $0.08 per share from a loss of $0.06 a year ago.
                                                    The operator of offshore drilling rigs experienced a dramatic increase in dayrates (the daily rate at which offshore drillers are paid for their services) in its deepwater asset class. Increasing requests for bids and contracts awarded at higher rates caught some investors off guard and the stock reacted quickly.

    L.M. Ericsson
    Telephone Co.           $1.7          9.2       The Swedish manufacturer of wireless communications equipment grew June-quarter earnings to $0.44 per share from a loss of $0.21. The company benefits as carriers in Western Europe, Latin America and the U.S. that previously held back capital spending now work to upgrade their wireless networks.
                                                    Additionally, the company is enjoying strong demand for its mobile handsets, which it produces through a joint venture with Sony.

                           $ LOSS
   BIGGEST $ LOSERS    (IN MILLIONS)    % LOSS      REASON FOR MOVE
   ----------------    -------------    ------      ---------------
 Taiwan Semiconductor
  Manufacturing  Co.        $2.3         17.4       June-quarter earnings more than doubled, beating estimates by 15 percent. The semiconductor manufacturer traded lower during the quarter amid investor concerns over the pace of the economic recovery, particularly in the technology sector where tepid seasonal demand has led to higher inventory levels. Your team sold Taiwan Semiconductor to fund an idea with better near-term earnings visibility.

     Deere & Co.            $2.3         10.7       July-quarter earnings grew 55 percent on revenue growth of 23 percent. Despite
                                                    Deere's raising estimates for its fiscal year ending this October, investors grew cautious regarding the sustainability of strong tractor sales given rising energy costs and declining grain prices. Your team sold Deere to fund an idea with greater near-term earnings visibility.

     J.C. Penney
    Company, Inc.           $2.3         10.0       July-quarter earnings grew to $0.23 per share from a loss of $0.02 a year ago.
                                                    Retail stocks, particularly those catering to price-conscious consumers, came under pressure as investors grew concerned that higher energy prices would crimp consumer spending. After the quarter closed, J.C. Penney reported
                                                    September same-store sales met expectations, despite the negative impact of four major hurricanes in the Southeast.

   MGIC Investment          $2.0         11.8       The provider of mortgage insurance to lenders grew June-quarter earnings 15 percent, beating estimates. Shares traded lower on concerns related to a lack of growth in insurance in force (the annual premium payable on current insurance contracts) as persistently low mortgage rates and related refinancings offset new policies. Your team sold MGIC to fund an idea with greater near-term earnings upside.

        Nextel
 Communications, Inc.       $2.0          8.7       June-quarter earnings grew 93 percent, beating estimates. The wireless carrier traded lower on concerns related to the capital investments required to exchange spectrum with public safety agencies and costs associated with network upgrades. Our analysis indicates Nextel will have more than adequate free cash flow to address both.

All gains/losses are calculated on an average cost basis

              MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE FUND

   Brandywine Fund employs an investment strategy based on the premise that each company's earnings performance ultimately determines its stock price. Although other factors influenced stock prices at various times throughout the 12 months ended September 30, 2004, Brandywine's consistent focus on individual-company earnings trends enabled the Fund to gain 13.57 percent despite an environment for growth stocks that limited the Russell 3000 Growth Index's return to 7.82 percent.

   The economy showed clear signs of renewed life in the December quarter of 2003, and the 2004 earnings outlook was robust. Brandywine benefited from companies on the leading edge of the economy's positive turn from the financial services, technology and homebuilding sectors. Earnings drove stock prices, helping the Fund to post double-digit growth for the quarter that outpaced major index returns.

   Momentum slowed in the March quarter of 2004 as the market digested the healthy gains of 2003. Still, with relatively few macro distractions, investors rewarded earnings strength. Brandywine continued to gain ground, led by homebuilders, financial services and technology, even though tech stocks in general didn't fare particularly well in the market as a whole. The climate was conducive to selective stock picking for most of the quarter, and Brandywine continued to surpass index performance.

   By the beginning of the June quarter, the possibility of higher interest rates became a preoccupying concern for investors amid continued economic strength. Even though the Fed clearly signaled its intention to raise rates in measured steps over time, investors viewed virtually all companies with any exposure to rates unfavorably. This wholesale dismissal of the sector impacted the Fund's financial services holdings despite earnings outlooks that remained intact. Brandywine posted a slight decline versus slight index gains.

   The June quarter also hosted changes to the Brandywine portfolio that positioned it well for the environment ahead. Brandywine sold many tech and consumer-related holdings as their earnings prospects peaked, funding new purchases of companies with improving outlooks in areas such as energy and raw materials. Holdings from these areas played the primary role in limiting the Fund to a small September-quarter decline that compared favorably to index returns in an apprehensive climate marked by a sharp rise in oil prices.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE FUND, RUSSELL 3000 GROWTH(1)<F3>, RUSSELL 3000 INDEX(2)<F4> AND S&P 500 INDEX(3)<F5>

    DATE      BRANDYWINE FUND    RUSSELL 3000 GROWTH   S&P 500     RUSSELL 3000
    ----      ---------------    -------------------   -------     ------------
 9/30/1994        $10,000              $10,000         $10,000       $10,000
 9/30/1995        $14,550              $13,180         $12,980       $12,603
 9/30/1996        $16,005              $15,878         $15,628       $14,972
 9/30/1997        $22,295              $21,451         $21,988       $20,726
 9/30/1998        $16,119              $23,008         $23,989       $21,640
 9/30/1999        $22,051              $28,754         $30,658       $27,336
 9/30/2000        $31,491              $35,617         $34,731       $32,308
 9/30/2001        $24,417              $19,458         $25,485       $23,291
 9/30/2002        $20,318              $15,134         $20,265       $18,908
 9/30/2003        $22,682              $19,211         $25,208       $23,809
 9/30/2004        $25,759              $20,714         $28,705       $27,204

                          AVERAGE ANNUAL TOTAL RETURN
                                                           Since Inception
       1-Year          5-Year            10-Year              12/30/85
       ------          ------            -------           ---------------
       13.57%          3.15%              9.92%                13.16%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F3> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
(2)<F4> The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.
(3)<F5> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2004

   SHARES OR
PRINCIPAL AMOUNT                                     COST            VALUE
----------------                                     ----            -----

COMMON STOCKS - 98.7% (A)<F7>

             AEROSPACE/DEFENSE - 0.3%
    274,400  Rockwell Collins, Inc.             $    7,816,870  $   10,191,216

                  THIS SECTOR IS 30.4% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 2.3%
    588,200  American Eagle Outfitters, Inc.        14,335,673      21,675,170
    610,000  The Men's Wearhouse, Inc.*<F6>         16,280,097      17,720,500
  1,750,000  Pacific Sunwear
               of California, Inc.*<F6>             32,996,575      36,837,500
    200,000  Wolverine World Wide, Inc.              4,750,332       5,040,000
                                                --------------  --------------
                                                    68,362,677      81,273,170

                  THIS SECTOR IS 18.9% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 0.4%
    209,200  Cummins Inc.                           10,409,252      15,457,788

                  THIS SECTOR IS 48.5% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 3.5%
    660,000  Centex Corp.                           32,593,554      33,303,600
    200,000  Chicago Bridge & Iron Co.
              N.V.- NYS                              5,216,080       5,998,000
     50,000  Granite Construction Inc.               1,141,130       1,195,000
    675,000  KB Home, Inc.                          50,470,029      57,030,750
    475,000  Standard Pacific Corp.                 25,922,823      26,775,750
                                                --------------  --------------
                                                   115,343,616     124,303,100

                  THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 3.3%
    425,000  Affiliated
               Computer Services, Inc.*<F6>         21,343,425      23,659,750
    225,000  Anteon International Corp.*<F6>         7,279,571       8,246,250
    300,000  Armor Holdings, Inc.*<F6>              11,482,199      12,483,000
    250,000  Laureate Education Inc.*<F6>            9,273,215       9,305,000
  1,312,000  Manpower Inc.                          63,206,614      58,370,880
     38,100  SafeNet, Inc.*<F6>                        944,167       1,005,078
    225,000  Sirva Inc.*<F6>                         5,004,255       5,152,500
                                                --------------  --------------
                                                   118,533,446     118,222,458

                  THIS SECTOR IS 0.3% BELOW YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 11.4%
  7,200,000  Avaya Inc.*<F6>                       102,320,325     100,368,000
  2,915,200  Corning Inc.*<F6>                      32,840,069      32,300,416
    252,300  Dycom Industries, Inc.*<F6>             6,523,344       7,162,797
  1,232,200  L.M. Ericsson Telephone Co. ADR*<F6>   33,137,822      38,493,928
     50,000  j2 Global Communications, Inc.*<F6>     1,269,365       1,579,500
  7,400,000  Motorola, Inc.                        122,071,573     133,496,000
  4,075,000  Nextel Communications, Inc.*<F6>      102,197,299      97,148,000
                                                --------------  --------------
                                                   400,359,797     410,548,641

                  THIS SECTOR IS 2.5% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 1.5%
    230,000  Garmin Ltd.                             9,327,135       9,947,500
  1,100,000  Rockwell Automation Inc.               38,295,483      42,570,000
                                                --------------  --------------
                                                    47,622,618      52,517,500

                  THIS SECTOR IS 10.3% ABOVE YOUR FUND' COST.

             DEPARTMENT STORES - 2.5%
  2,515,000  J.C. Penney Company, Inc.              98,631,196      88,729,200

                  THIS SECTOR IS 10.0% BELOW YOUR FUND'S COST.

             ENERGY - 3.0%
    775,000  Arch Coal, Inc.                        24,872,885      27,504,750
  1,885,000  CONSOL Energy Inc.                     52,686,094      65,767,650
    477,500  Headwaters Inc.*<F6>                   12,586,729      14,735,650
                                                --------------  --------------
                                                    90,145,708     108,008,050

                  THIS SECTOR IS 19.8% ABOVE YOUR FUND'S COST.

             FINANCIAL - 4.9%
    371,700  Investors Financial Services Corp.     16,690,552      16,774,821
  5,375,000  MBNA Corp.                            150,263,822     135,450,000
    684,000  Silicon Valley Bancshares*<F6>         23,163,673      25,424,280
                                                --------------  --------------
                                                   190,118,047     177,649,101

                  THIS SECTOR IS 6.6% BELOW YOUR FUND'S COST.

             HOME/OFFICE RELATED - 1.8%
    600,000  Harman International
              Industries, Inc.                      14,713,877      64,650,000

                 THIS SECTOR IS 339.4% ABOVE YOUR FUND'S COST.

             INSURANCE - 4.8%
  2,461,600  Allstate Corp.                         97,812,284     118,132,184
  1,272,700  ChoicePoint Inc.*<F6>                  45,203,180      54,280,655
                                                --------------  --------------
                                                   143,015,464     172,412,839

                  THIS SECTOR IS 20.6% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 2.6%
    775,000  Hilton Hotels Corp.                    13,532,900      14,601,000
    100,000  JAKKS Pacific, Inc.*<F6>                1,962,250       2,300,000
    530,100  Marriott International, Inc.           25,275,331      27,543,996
  2,670,200  Marvel Enterprises, Inc.*<F6>          54,004,082      38,878,112
    400,000  Nautilus Group, Inc.                    8,660,677       9,036,000
                                                --------------  --------------
                                                   103,435,240      92,359,108

                  THIS SECTOR IS 10.7% BELOW YOUR FUND'S COST.

             MACHINERY - 8.7%
      2,100  Applied Industrial
              Technologies, Inc.                        49,216          75,054
     50,000  Briggs & Stratton Corp.                 3,960,768       4,060,000
  1,190,000  Danaher Corp.                          59,082,952      61,023,200
    810,000  Eaton Corp.                            48,025,789      51,362,100
  1,805,000  Ingersoll-Rand Co.                    127,702,352     122,685,850
  1,700,000  Pentair, Inc.                          54,069,907      59,347,000
    100,000  Roper Industries, Inc.                  5,076,290       5,746,000
    300,500  The Timken Co.                          5,886,214       7,398,310
                                                --------------  --------------
                                                   303,853,488     311,697,514

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 3.2%
    500,000  eResearch Technology, Inc.*<F6>         9,309,699       6,665,000
  1,550,000  Fisher Scientific
               International Inc.*<F6>              69,002,993      90,411,500
    315,900  Serologicals Corp.*<F6>                 6,421,704       7,369,947
    580,800  VISX, Inc.*<F6>                        11,863,717      11,964,480
                                                --------------  --------------
                                                    96,598,113     116,410,927

                  THIS SECTOR IS 20.5% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 3.6%
  1,286,400  Aetna Inc.                            113,240,884     128,549,952

                  THIS SECTOR IS 13.5% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 9.7%
    196,600  Carlisle Companies Inc.                11,429,175      12,568,638
    100,000  Cleveland-Cliffs Inc.*<F6>              6,605,452       8,087,000
    150,000  IPSCO, Inc.                             3,653,808       4,207,500
    493,700  Maverick Tube Corp.*<F6>               11,235,779      15,210,897
  5,474,400  Tyco International Ltd.               174,723,092     167,845,104
  3,775,000  United States Steel Corp.             131,531,976     142,015,500
                                                --------------  --------------
                                                   339,179,282     349,934,639

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION - 3.1%
  6,304,500  Chesapeake Energy Corp.                83,538,359      99,800,235
    125,000  Meridian Resource Corp.*<F6>              964,055       1,103,750
    475,000  Plains Exploration
              & Production Co.*<F6>                  9,005,323      11,333,500
                                                --------------  --------------
                                                    93,507,737     112,237,485

                  THIS SECTOR IS 20.0% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 10.2%
    220,000  Cal Dive International, Inc.*<F6>       6,183,470       7,836,400
    453,300  Cooper Cameron Corp.*<F6>              22,647,075      24,858,972
     87,500  Core Laboratories N.V.*<F6>             2,004,340       2,151,625
    545,900  FMC Technologies, Inc.*<F6>            14,446,196      18,233,060
    275,000  GlobalSantaFe Corp.                     7,917,042       8,428,750
  1,225,000  Grant Prideco, Inc.*<F6>               19,621,922      25,100,250
  1,350,000  Input/Output, Inc.*<F6>                 9,567,281      13,918,500
  1,500,000  Nabors Industries, Ltd.*<F6>           62,876,427      71,025,000
    225,000  Noble Corp.*<F6>                        8,319,547      10,113,750
    800,000  Smith International, Inc.*<F6>         42,235,776      48,584,000
     85,000  Todco*<F6>                              1,420,302       1,474,750
    215,000  Transocean Inc.*<F6>                    6,839,691       7,692,700
  2,450,000  Weatherford International Ltd.*<F6>   104,184,646     124,999,000
                                                --------------  --------------
                                                   308,263,715     364,416,757

                  THIS SECTOR IS 18.2% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 2.6%
    850,000  Covance Inc.*<F6>                      33,172,095      33,974,500
    300,000  K-V Pharmaceutical Co.*<F6>             4,316,836       5,370,000
  1,975,000  Thermo Electron Corp.*<F6>             58,230,966      53,364,500
                                                --------------  --------------
                                                    95,719,897      92,709,000

                  THIS SECTOR IS 3.1% BELOW YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 5.5%
  1,062,300  Companhia Vale do
              Rio Doce-ADR                          23,592,065      23,869,881
    275,000  Freeport-McMoRan
              Copper & Gold, Inc. Cl B              11,234,083      11,137,500
  1,750,000  Phelps Dodge Corp.                    133,741,803     161,052,500
                                                --------------  --------------
                                                   168,567,951     196,059,881

                  THIS SECTOR IS 16.3% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 0.2%
    249,000  Benchmark Electronics, Inc.*<F6>        6,371,807       7,420,200

                  THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.

             SOFTWARE - 0.5%
     20,000  FindWhat.com*<F6>                         282,523         374,600
     62,000  SERENA Software, Inc.*<F6>              1,161,323       1,037,260
  1,784,500  TIBCO Software Inc.*<F6>               12,171,511      15,186,095
                                                --------------  --------------
                                                    13,615,357      16,597,955

                  THIS SECTOR IS 21.9% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 1.9%
    562,700  Dick's Sporting Goods, Inc.*<F6>       18,243,622      20,043,374
    716,300  Hughes Supply, Inc.                    21,089,024      21,539,141
    322,600  MSC Industrial Direct Co., Inc.         9,152,295      10,994,208
    550,000  Staples, Inc.                          13,104,361      16,401,000
                                                --------------  --------------
                                                    61,589,302      68,977,723

                  THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 6.7%
    150,000  Arkansas Best Corp.                     4,786,455       5,493,000
  1,400,000  Burlington Northern
              Santa Fe Corp.                        48,720,677      53,634,000
    455,200  CP Railway Ltd.                        11,409,996      11,735,056
    585,200  General Maritime Corp.*<F6>            14,484,782      20,382,516
    858,900  Hunt (J.B.) Transport Services, Inc.   23,946,169      31,899,546
    150,000  Old Dominion Freight Line, Inc.*<F6>    4,330,860       4,321,500
    975,000  Ryder System, Inc.                     34,043,459      45,864,000
    200,000  Top Tankers, Inc.*<F6>                  2,200,000       3,198,000
    300,000  Tsakos Energy Navigation Ltd.           8,780,500      10,545,000
    150,000  Werner Enterprises, Inc.                2,784,525       2,896,500
  1,075,000  Yellow Roadway Corp.*<F6>              46,332,181      50,406,750
                                                --------------  --------------
                                                   201,819,604     240,375,868

                  THIS SECTOR IS 19.1% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 0.5%
    331,000  Fossil, Inc.*<F6>                       8,053,350      10,241,140
    215,000  Jarden Corp.*<F6>                       8,068,897       7,845,350
                                                --------------  --------------
                                                    16,122,247      18,086,490

                  THIS SECTOR IS 12.2% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
             Total common stocks                 3,226,957,192   3,539,796,562

SHORT-TERM INVESTMENTS - 2.9% (A)<F7>

             COMMERCIAL PAPER - 2.9%
$47,000,000  Mortgage Interest Networking Trust,
             due 10/01/04, discount of 1.88%        47,000,000      47,000,000
 57,000,000  Morgan Stanley Dean Witter,
             due 10/05/04, discount of 1.78%        56,988,726      56,988,726
                                                --------------  --------------
             Total commercial paper                103,988,726     103,988,726

             VARIABLE RATE DEMAND NOTE - 0.0%
  1,895,359  U.S. Bank, N.A., 1.59%                  1,895,359       1,895,359
                                                --------------  --------------
             Total short-term investments          105,884,085     105,884,085
                                                --------------  --------------
                Total investments               $3,332,841,277   3,645,680,647
                                                --------------
                                                --------------
             Liabilities, less cash and
             receivables (1.6%) (A)<F7>                            (58,887,950)
                                                                --------------
                NET ASSETS                                      $3,586,792,697
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($3,586,792,697 / 148,256,826
             shares outstanding)                                        $24.19
                                                                        ------
                                                                        ------

  *<F6>  Non-dividend paying security.
(a)<F7> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts
N.V.- Netherlands Antilles Limited Liability Corporation
NYS - New York Registered Shares

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2004

INCOME:
   Dividends                                                      $ 18,174,938
   Interest                                                          1,494,977
                                                                  ------------
      Total income                                                  19,669,915
                                                                  ------------

EXPENSES:
   Management fees                                                  37,003,798
   Transfer agent fees                                               1,562,176
   Administrative services                                             541,625
   Printing and postage expense                                        362,212
   Custodian fees                                                      276,140
   Board of Directors fees                                             172,308
   Professional fees                                                    71,733
   Insurance expense                                                    64,082
   Registration fees                                                    58,082
   Other expenses                                                       29,642
                                                                  ------------
      Total expenses                                                40,141,798
                                                                  ------------
NET INVESTMENT LOSS                                                (20,471,883)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   279,692,234
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             196,081,197
                                                                  ------------
NET GAIN ON INVESTMENTS                                            475,773,431
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $455,301,548
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2004 and 2003

                                                                                           2004                2003
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                $  (20,471,883)     $  (16,751,575)
   Net realized gain on investments                                                      279,692,234         204,896,466
   Net increase in unrealized appreciation on investments                                196,081,197         156,935,580
                                                                                      --------------      --------------
      Net increase in net assets resulting from operations                               455,301,548         345,080,471
                                                                                      --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (15,923,002 and 21,107,528 shares, respectively)          381,959,569         410,081,518
   Cost of shares redeemed (26,634,617 and 29,685,813 shares, respectively)             (636,057,970)       (566,431,690)
                                                                                      --------------      --------------
      Net decrease in net assets derived from Fund share activities                     (254,098,401)       (156,350,172)
                                                                                      --------------      --------------

      TOTAL INCREASE                                                                     201,203,147         188,730,299

NET ASSETS AT THE BEGINNING OF THE YEAR                                                3,385,589,550       3,196,859,251
                                                                                      --------------      --------------
NET ASSETS AT THE END OF THE YEAR                                                     $3,586,792,697      $3,385,589,550
                                                                                      --------------      --------------
                                                                                      --------------      --------------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                   YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------
                                                2004           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year             $21.30         $19.08         $22.93         $46.23         $35.09

Income from investment operations:
   Net investment loss(1)<F8>                   (0.13)         (0.10)         (0.12)         (0.09)         (0.25)
   Net realized and unrealized gains (losses)
    on investments                               3.02           2.32          (3.73)         (7.10)         14.51
                                               ------         ------         ------         ------         ------
Total from investment operations                 2.89           2.22          (3.85)         (7.19)         14.26

Less distributions:
   Dividend from net investment income             --             --             --             --             --
   Distributions from net realized gains           --             --             --         (16.11)         (3.12)
                                               ------         ------         ------         ------         ------
Total from distributions                           --             --             --         (16.11)         (3.12)
                                               ------         ------         ------         ------         ------
Net asset value, end of year                   $24.19         $21.30         $19.08         $22.93         $46.23
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
TOTAL RETURN                                    13.57%         11.64%        (16.79%)       (22.46%)        42.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)        3,586,793      3,385,590      3,196,859      4,302,986      5,983,163
Ratio of expenses to average net assets          1.08%          1.09%          1.08%          1.06%          1.04%
Ratio of net investment loss
   to average net assets                        (0.55%)        (0.53%)        (0.52%)        (0.32%)        (0.61%)
Portfolio turnover rate                         247.0%         279.3%         272.9%         284.3%         244.0%

(1)<F8> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                       MANAGEMENT'S DISCUSSION OF RESULTS
                              BRANDYWINE BLUE FUND

   Brandywine Blue Fund's consistent focus on the earnings prospects of individual companies served the Fund well in the 12 months through September 30, 2004. The Fund grew 17.80 percent in an environment for large-cap growth stocks that limited the Russell 1000 Growth Index to a 7.51 percent return. Brandywine Blue's results outpaced 98 percent of the funds in Morningstar's large-cap growth category.

   The period began on a solidly positive note in the December quarter of 2003, when renewed prospects for the economy and expectations for robust earnings growth in 2004 fueled a welcoming environment for a broad range of stocks. Nearly every economic sector represented in the portfolio contributed to the Fund's double-digit gain, with the greatest influence coming from holdings in the financial services and technology sectors.

   Although still generally positive, the environment in the March quarter was more cautious following the outsized gains stocks posted in 2003. Brandywine Blue thrived in this more selective climate in which stock picking drove performance. Homebuilders joined financial services and tech holdings among the portfolio's strongest contributors. Brandywine Blue outperformed its best performing benchmark in the period, the Russell 1000 Index, by more than 5 percentage points.

   While financial services holdings factored prominently in the Fund's growth in the prior two quarters, they weighed on performance in the June quarter amid concerns about the Federal Reserve's intention to begin raising interest rates in June. Homebuilders also detracted because of investor misperceptions that higher mortgage rates would dramatically crimp sales. Rate concerns outweighed positive earnings trends that remained intact among these holdings, fueling a small decline in the Fund versus small gains in large-cap indexes.

   Portfolio changes undertaken in and after the June quarter positioned Brandywine Blue to outperform in the September quarter. Investors rewarded earnings strength among energy and raw materials holdings in what was an otherwise uneventful quarter for stocks thanks to a sharp rise in oil prices. While most large-cap indexes declined in the quarter, including a 5.23 percent drop in the Russell 1000 Growth, Brandywine Blue posted a small gain.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE BLUE FUND, RUSSELL 1000 GROWTH(1)<F9>, RUSSELL 1000 INDEX(2)<F10> AND S&P 500 INDEX(3)<F11>

   DATE     BRANDYWINE BLUE FUND   RUSSELL 1000 GROWTH   S&P 500   RUSSELL 1000
   ----     --------------------   -------------------   -------   ------------
 9/30/1994         $10,000               $10,000         $10,000      $10,000
 9/30/1995         $14,280               $13,470         $12,980      $12,658
 9/30/1996         $15,551               $16,351         $15,628      $15,120
 9/30/1997         $22,020               $22,287         $21,988      $20,971
 9/30/1998         $16,185               $24,762         $23,989      $22,458
 9/30/1999         $21,882               $31,416         $30,658      $28,515
 9/30/2000         $29,634               $38,777         $34,731      $33,594
 9/30/2001         $23,730               $21,079         $25,485      $24,046
 9/30/2002         $20,379               $16,334         $20,265      $19,355
 9/30/2003         $23,831               $20,566         $25,208      $24,221
 9/30/2004         $28,073               $22,111         $28,705      $27,588

                          AVERAGE ANNUAL TOTAL RETURN
                                                            Since Inception
       1-Year           5-Year            10-Year              01/10/91
       ------           ------            -------           ---------------
       17.80%            5.11%             10.87%               13.65%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 (1)<F9> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)<F10> The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes income.
(3)<F11> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2004

 SHARES OR
 PRINCIPAL
  AMOUNT                                               COST           VALUE
 ---------                                             ----           -----

COMMON STOCKS - 95.9% (A)<F13>

             BUILDING RELATED - 2.2%
    230,000  Centex Corp.                          $ 11,334,054   $ 11,605,800

                  THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 2.1%
    200,100  Affiliated Computer
               Services, Inc.*<F12>                  10,102,527     11,139,567

                  THIS SECTOR IS 10.3% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 17.5%
  1,425,000  Avaya Inc.*<F12>                        20,939,940     19,864,500
  1,375,000  Corning Inc.*<F12>                      15,662,150     15,235,000
    392,000  L.M. Ericsson Telephone Co. ADR*<F12>   10,574,371     12,246,080
  1,363,800  Motorola, Inc.                          23,380,765     24,602,952
    876,300  Nextel Communications, Inc.*<F12>       21,929,006     20,890,992
                                                   ------------   ------------
                                                     92,486,232     92,839,524

                  THIS SECTOR IS 0.4% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 2.3%
    318,900  Rockwell Automation Inc.                10,567,820     12,341,430

                  THIS SECTOR IS 16.8% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 3.8%
    575,000  J.C. Penney Company, Inc.               22,542,219     20,286,000

                  THIS SECTOR IS 10.0% BELOW YOUR FUND'S COST.

             FINANCIAL - 4.3%
    901,400  MBNA Corp.                              24,813,775     22,715,280

                  THIS SECTOR IS 8.5% BELOW YOUR FUND'S COST.

             INSURANCE - 3.2%
    352,600  Allstate Corp.                          14,178,099     16,921,274

                  THIS SECTOR IS 19.3% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 4.9%
    554,300  Hilton Hotels Corp.                      9,838,749     10,443,012
    299,000  Marriott International, Inc.            14,212,006     15,536,040
                                                   ------------   ------------
                                                     24,050,755     25,979,052

                  THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

             MACHINERY - 12.1%
    434,500  Danaher Corp.                           20,980,582     22,281,160
    300,000  Eaton Corp.                             17,756,272     19,023,000
    340,200  Ingersoll-Rand Co.                      23,806,900     23,123,394
                                                   ------------   ------------
                                                     62,543,754     64,427,554

                  THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.9%
    262,800  Aetna Inc.                              19,833,178     26,261,604

                  THIS SECTOR IS 32.4% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 7.0%
    399,000  General Electric Co.                    12,104,738     13,398,420
    773,000  Tyco International Ltd.                 23,582,475     23,700,180
                                                   ------------   ------------
                                                     35,687,213     37,098,600

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION - 2.6%
    241,700  Kerr-McGee Corp.                        12,770,248     13,837,325

                  THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 13.9%
    267,700  GlobalSantaFe Corp.                      7,688,311      8,205,005
    343,200  Nabors Industries, Ltd.*<F12>           14,368,676     16,250,520
    226,700  Smith International, Inc.*<F12>         12,368,204     13,767,491
    390,000  Transocean Inc. *<F12>                  11,517,584     13,954,200
    427,500  Weatherford International Ltd.*<F12>    18,122,612     21,811,050
                                                   ------------   ------------
                                                     64,065,387     73,988,266

                  THIS SECTOR IS 15.5% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 9.1%
    650,000  Companhia Vale do
              Rio Doce-ADR                           13,222,554     14,605,500
    122,000  Freeport-McMoRan Copper
              & Gold, Inc. Cl B                       4,987,471      4,941,000
    309,900  Phelps Dodge Corp.                      23,384,668     28,520,097
                                                   ------------   ------------
                                                     41,594,693     48,066,597

                  THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 2.1%
    374,700  Staples, Inc.                            7,496,332     11,173,554

                  THIS SECTOR IS 49.1% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 3.9%
    544,800  Burlington Northern Santa Fe Corp.      19,178,114     20,871,288

                  THIS SECTOR IS 8.8% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    473,244,400    509,552,715

SHORT-TERM INVESTMENTS - 3.8% (A)<F13>

             COMMERCIAL PAPER - 3.4%
$ 8,000,000  Mortgage Interest Networking Trust,
             due 10/01/04, discount of 1.88%          8,000,000      8,000,000
 10,000,000  Morgan Stanley Dean Witter,
             due 10/05/04, discount of 1.78%          9,998,022      9,998,022
                                                   ------------   ------------
             Total commercial paper                  17,998,022     17,998,022

             VARIABLE RATE DEMAND NOTE - 0.4%
  2,153,152  U.S. Bank, N.A., 1.59%                   2,153,152      2,153,152
                                                   ------------   ------------
             Total short-term investments            20,151,174     20,151,174
                                                   ------------   ------------
             Total investments                     $493,395,574    529,703,889
                                                   ------------
                                                   ------------
             Cash and receivables, less
             liabilities 0.3% (A)<F13>                               1,811,769
                                                                  ------------
                NET ASSETS                                        $531,515,658
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($531,515,658 / 21,083,384
             shares outstanding)                                        $25.21
                                                                        ------
                                                                        ------

  *<F12>  Non-dividend paying security.
(a)<F13> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts

  The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2004

INCOME:
   Dividends                                                       $ 3,213,406
   Interest                                                            325,260
                                                                   -----------
      Total income                                                   3,538,666
                                                                   -----------

EXPENSES:
   Management fees                                                   4,381,479
   Administrative services                                             136,745
   Transfer agent fees                                                 118,836
   Registration fees                                                    80,981
   Professional fees                                                    69,317
   Printing and postage expense                                         48,974
   Board of Directors fees                                              44,166
   Custodian fees                                                       32,264
   Insurance expense                                                    14,523
   Other expenses                                                       10,319
                                                                   -----------
      Total expenses                                                 4,937,604
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,398,938)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    33,958,803
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              28,410,380
                                                                   -----------
NET GAIN ON INVESTMENTS                                             62,369,183
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $60,970,245
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2004 and 2003

                                                                                       2004               2003
                                                                                        ----              ----
OPERATIONS:
   Net investment loss                                                              $ (1,398,938)      $ (1,068,556)
   Net realized gain on investments                                                   33,958,803         32,634,458
   Net increase in unrealized appreciation on investments                             28,410,380          8,824,716
                                                                                    ------------       ------------
       Net increase in net assets resulting from operations                           60,970,245         40,390,618
                                                                                    ------------       ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (8,853,587 and 4,710,513 shares, respectively)        215,636,391         93,274,187
   Cost of shares redeemed (2,384,780 and 1,993,790 shares, respectively)            (57,816,638)       (38,676,807)
                                                                                    ------------       ------------
       Net increase in net assets derived from Fund share activities                 157,819,753         54,597,380
                                                                                    ------------       ------------
       TOTAL INCREASE                                                                218,789,998         94,987,998

NET ASSETS AT THE BEGINNING OF THE YEAR                                              312,725,660        217,737,662
                                                                                    ------------       ------------
NET ASSETS AT THE END OF THE YEAR                                                   $531,515,658       $312,725,660
                                                                                    ------------       ------------
                                                                                    ------------       ------------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                             Years Ended September 30,
                                                          ----------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $21.40         $18.30         $21.31         $37.39         $29.46

Income from investment operations:
   Net investment loss(1)<F14>                            (0.08)         (0.08)         (0.05)         (0.05)         (0.21)
   Net realized and unrealized gains (losses)
    on investments                                         3.89           3.18          (2.96)         (5.32)         10.32
                                                         ------         ------         ------         ------         ------
Total from investment operations                           3.81           3.10          (3.01)         (5.37)         10.11

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                     --             --             --         (10.71)         (2.18)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --         (10.71)         (2.18)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $25.21         $21.40         $18.30         $21.31         $37.39
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              17.80%         16.94%        (14.12%)       (19.92%)        35.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                    531,516        312,726        217,738        271,947        407,839
Ratio of expenses to average net assets                    1.13%          1.14%          1.13%          1.09%          1.07%
Ratio of net investment loss
  to average net assets                                   (0.32%)        (0.41%)        (0.26%)        (0.18%)        (0.56%)
Portfolio turnover rate                                   247.4%         300.0%         310.7%         274.5%         245.7%

(1)<F14> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the year ended September 30, 2004, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2004.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                                                     SALE            TRANSACTION       RATIO OF COST TO
                              PURCHASES            PROCEEDS              COST         AVERAGE NET ASSETS
                              ---------            --------          -----------      ------------------
     Brandywine Fund        $8,854,033,274      $9,094,380,153       $31,439,329            0.85%
     Blue Fund               1,182,049,959       1,022,178,807         3,433,968            0.78%

     Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2004, liabilities of each Fund included the following:

                                                       Brandywine      Blue
                                                          Fund         Fund
                                                       ----------      ----
     Payable to brokers for investments purchased     $97,857,026   $8,519,084
     Due to custodian                                   3,186,280           --
     Payable to Adviser for management fees             2,900,926      419,512
     Deferred compensation plan for Directors             421,602      112,007
     Payable to shareholders for redemptions               67,512       10,000
     Other liabilities                                    494,512      103,691

                                                    Brandywine         Blue
                                                       Fund            Fund
                                                    ----------         ----

(7)  SOURCES OF NET ASSETS

     As of September 30, 2004, the sources of net assets were as follows:

     Fund shares issued and outstanding           $4,281,523,636   $515,350,341
     Net unrealized appreciation on investments      312,839,370     36,308,315
     Accumulated net realized losses              (1,007,148,707)   (20,030,991)
     Accumulated net investment loss                    (421,602)      (112,007)
                                                  --------------   ------------
                                                  $3,586,792,697   $531,515,658
                                                  --------------   ------------
                                                  --------------   ------------

(8)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of September 30, 2004:

                                               GROSS             GROSS        NET UNREALIZED    DISTRIBUTABLE    DISTRIBUTABLE
                             COST OF         UNREALIZED       UNREALIZED       APPRECIATION       ORDINARY         LONG-TERM
                           INVESTMENTS      APPRECIATION     DEPRECIATION     ON INVESTMENTS       INCOME        CAPITAL GAINS
                           -----------      ------------     ------------     --------------    -------------    -------------
     Brandywine Fund     $3,313,100,506     $388,573,669      $74,320,440      $314,253,229       $      --        $       --
     Blue Fund              496,605,023       45,697,068        8,695,584        37,001,484              --                --

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                    SEPTEMBER 2004                                      SEPTEMBER 2003
                          -----------------------------------------------------------------     ------------------------------
                            ORDINARY         LONG-TERM        NET CAPITAL                         ORDINARY         LONG-TERM
                             INCOME        CAPITAL GAINS         LOSS          POST-OCTOBER        INCOME        CAPITAL GAINS
                          DISTRIBUTIONS    DISTRIBUTIONS      CARRYOVERS          LOSSES        DISTRIBUTIONS    DISTRIBUTIONS
                          -------------    -------------      ----------       ------------     -------------    -------------
     Brandywine Fund       $        --       $       --     $1,008,483,332      $       --       $        --      $        --
     Blue Fund             $        --       $       --     $   20,690,340      $       --       $        --      $        --

     The Brandywine Fund and the Blue Fund have utilized $279,658,978 and $32,658,100, respectively, of their capital loss carryovers during the year ended September 30, 2004.

     Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 13, 2004

        BRANDYWINE FUND AND BRANDYWINE BLUE FUND DIRECTORS AND OFFICERS

                                     Position, Term of Office
                                     and Length of Time Served
                                     and Number of Portfolios
                                     in Fund Complex Overseen    Principal Occupation During              Other Directorships Held
Name, Age and Address                by Director or Officer      Past Five Years                          by Director or Officer
---------------------                -------------------------   ---------------------------              ------------------------
Robert F. Birch, 68                  Director                    Mr. Birch has been President and         Hyperion Funds (5
8 Knollwood Drive                    Indefinite Term since       Director of the New America High         portfolios), New America
Dover, MA 02030                      October, 2001               Income Fund since 1992, a high-yield     High Income Fund
                                     3 Portfolios                bond fund traded on the New York
                                                                 Stock Exchange.

C. Quentin S. Jackson, 60            Lead Independent Director   Mr. Jackson is President and Chief       None
c/o Nuclear Electric Insurance Ltd.  Indefinite Term since       Executive Officer of Nuclear Electric
1201 Market Street, Suite 1200       October, 2001               Insurance Ltd., a multibillion-dollar
Wilmington, DE 19801                 3 Portfolios                company mutually owned by energy
                                                                 companies. He has been with Nuclear
                                                                 Electric since 1980.

Stuart A. McFarland, 57              Director                    Mr. McFarland is a Managing Partner      NCRIC Group, Inc. and
c/o Federal City Capital Advisors    Indefinite Term since       at Federal City Capital Advisors.        Newcastle Investment
3050 K Street NW, Suite 125          October, 2001               From 1999 until 2002, he served as       Corporation
Washington, DC 20007                 Audit Committee             President and Chief Executive of
                                     Chairman, June 2004         Pedestal Inc. Mr. McFarland also
                                     3 Portfolios                served as Chief Financial Officer
                                                                 of Fannie Mae, and an officer of
                                                                 G.E. Capital.

W. Richard Scarlett III, 65          Director                    Mr. Scarlett is Chairman and Chief       United Bancorporation
c/o United Bancorporation            Indefinite Term since       Executive Officer of United              of Wyoming, Inc.
  of Wyoming, Inc.                   October, 2001               Bancorporation of Wyoming, Inc.,
50 Buffalo Way                       3 Portfolios                having been with the Bank
Jackson, WY 83001                                                since 1981.

Marvin N. Schoenhals, 57             Director                    Mr. Schoenhals is Chairman and           WSFS Financial Corp.
c/o WSFS Corporation                 Indefinite Term since       President of WSFS Financial Corporation,
838 Market Street                    October, 1998               a bank holding company. Mr. Schoenhals
Wilmington, DE 19801                 3 Portfolios                first began serving as a Brandywine
                                                                 Funds director in 1998.

James W. Zug, 64                     Director                    Mr. Zug is a retired Partner of          Amkor Technology, Inc.
5 Radnor Corporate Center,           Indefinite Term since       PricewaterhouseCoopers LLP. He was       and Teleflex Inc.
Suite 520                            October, 2001               employed with PricewaterhouseCoopers
100 Matsonford Road                  3 Portfolios                and its predecessors from 1964 until
Radnor, PA 19087                                                 2000.

William F. D'Alonzo*<F15>, 49        Director                    Mr. D'Alonzo joined Friess Associates    None
c/o Friess Associates                Indefinite Term since       in 1981 as part of the research team,
3711 Kennett Pike                    October, 2001               became Chief Investment Officer in
Greenville, DE 19807                 President since 2003        1997 and Chief Executive Officer
                                     3 Portfolios                in 2002.

Foster S. Friess*<F15>, 64           Director                    Mr. Friess founded Friess Associates     None
c/o Friess Associates                Indefinite Term since       in 1974 with his wife, Lynnette E.
115 East Snow King Avenue            October, 1985               Friess. Serving as Chairman of the
Jackson, WY 83001                    Chairman since 2003         Board since Brandywine's inception
                                     3 Portfolios                in 1985, he also serves as Chairman
                                                                 of Friess Associates, LLC, the Funds'
                                                                 advisor.

Lynda J. Campbell*<F15>, 58          Vice President since 1998   Ms. Campbell joined Friess Associates    None
c/o Friess Associates                Secretary since 1990        in 1985, the year of Brandywine Fund's
3711 Kennett Pike                    3 Portfolios                inception.  Ms. Campbell is currently
Greenville, DE 19807                                             Chief Administrative Officer of Friess
                                                                 Associates, LLC.

Carl S. Gates*<F15>, 72              Vice President since 1994   Mr. Gates joined Friess Associates in    None
c/o Friess Associates                3 Portfolios                1988, where he serves as a Research
3711 Kennett Pike                                                Team Leader.
Greenville, DE 19807

Christopher G. Long*<F15>, 38        Vice President since 2002   Mr. Long joined Friess Associates in     None
c/o Friess Associates                Treasurer since 2003        1996, and became Chief Operating
3711 Kennett Pike                    3 Portfolios                Officer of Friess Associates, LLC
Greenville, DE 19807                                             in 2001.

David D. Marky*<F15>, 39             Vice President since 2002   Mr. Marky joined Friess Associates       None
c/o Friess Associates                Chief Compliance Officer    in 2000, following 13 years with PFPC,
3711 Kennett Pike                    since 2004                  Inc. He currently serves as Chief
Greenville, DE 19807                 3 Portfolios                Compliance Officer for Friess
                                                                 Associates, LLC.

Paul R. Robinson*<F15>, 81           Vice President since 1990   Mr. Robinson has been a consultant       None
c/o Friess Associates                3 Portfolios                to Friess Associates since June 1985,
3711 Kennett Pike                                                just six months before Brandywine
Greenville, DE 19807                                             Fund's launch.

*<F15> Messrs. D'Alonzo, Friess, Gates, Long, Marky and Robinson and Ms. Campbell are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

  ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY AND QUARTERLY PORTFOLIO
                                   SCHEDULES

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Funds' website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds' Forms N-Q are available on the Commission's website; and (iii) the Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CAPITAL GAINS UPDATE . . .

There will be no capital gains distribution in October. As of September 30, Brandywine and Brandywine Blue can realize gains of approximately $6.80 and $0.95 per share, respectively, before triggering a distribution. These estimates may change, so please look to the December-quarter report for final year-end figures.

IRA INVESTORS . . .

The annual $15 maintenance fee is due on November 5, 2004. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer, please send a check to US Bancorp by November 5.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                       BEGINNING        ENDING
                                                        ACCOUNT        ACCOUNT          EXPENSES PAID
                                                         VALUE          VALUE        DURING PERIOD*<F16>
                                                        3/31/04        9/30/04         3/31/04-9/30/04
                                                        -------        -------         ---------------
 Brandywine Actual $1,000                              $1,000.00      $  964.10             $5.30
 Hypothetical (5% return before expenses)              $1,000.00      $1,025.00             $5.47
 Brandywine Blue Actual $1,000                         $1,000.00      $  989.40             $5.62
 Hypothetical (5% return before expenses) $1,000       $1,000.00      $1,025.00             $5.72

*<F16> Expenses are equal to the Funds' annualized expense ratios of 1.08% and 1.13%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

                      P.O. Box 4166, Greenville, DE 19807
(800) 656-3017            www.brandywinefunds.com            bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

    OFFICERS: Foster S. Friess, Chairman; William D'Alonzo, President; Lynda Campbell, Vice President and Secretary; Carl Gates, Vice President; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice
      President and Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
             Report Staff: Rebecca Buswell, Dave Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment companies, including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 9/30/04, unless listed in the accompanying statements of net assets. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. The Russell 3000, Russell 3000 Growth, Russell 1000, Russell 1000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2004, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 14.26, -0.10 and 10.87 percent; the Russell 3000 Growth Index's were 7.82, -6.35 and 8.36 percent; the Russell 1000 Index's were 13.90, -0.66 and 11.07 percent; the Russell 1000 Growth Index's were 7.51, -6.78 and 8.72 percent; and the S&P 500 Index's were 13.87, -1.31 and 11.09 percent. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Blue Fund was ranked in the 2, 2 and 11 percentiles out of the 1,268, 681 and 239 funds in Morningstar's large-cap growth category for the 1-, 5- and 10-year periods, respectively, as of 9/30/04. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

                            BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC       ANNUAL REPORT        SEPTEMBER 30, 2004

DEAR FELLOW SHAREHOLDERS:

   Following a strong showing in the December quarter of 2003, broad concerns about interest rates and energy prices put a lid on most growth stocks in the first nine months of 2004.

   Brandywine Advisors Fund retraced 1.91 percent in its fiscal year's last quarter, limiting its decline in a tough environment for growth stocks that fueled a 4.33 percent fall in the Russell Midcap Growth Index. The S&P 500 Index declined 1.87 percent.

   Results in 2004 show Brandywine Advisors continuing to navigate a market environment that grew less inspired with the passing of each quarter.

   Open any investment-related textbook and you are bound to find earnings and interest rates mentioned as two of the most powerful forces in determining the direction of stock prices. Strong earnings plus comfortably low interest rates equal a good time for stock investors.

   That's the theory anyway.

   As in most things, theory and real-life experience can diverge dramatically in the stock market. The market has been stagnant so far this year despite robust earnings growth and a friendly Fed. Investors are focusing on other things -- oil prices, terrorism, oil prices, the election, oil prices -- that offer far less acuity in forecasting the longer-term fortunes of stocks.

   By turning their attention elsewhere and sitting idle as earnings march on, investors affect another critical determinant of stock prices: valuation.

CUMULATIVE TOTAL RETURN                  BRANDYWINE ADVISORS % CHANGE
-----------------------                  ----------------------------
QUARTER                                            -1.91
ONE YEAR                                            9.50
INCEPTION                                         -12.02*<F1>

ANNUALIZED
----------
INCEPTION                                          -3.22*<F1>

*<F1>  10/31/00

Performance data quoted represents past performance; past performance does
--------------------------------------------------------------------------
not guarantee future results. The investment return and principal value of an
-----------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   At current levels, stocks in general represent a bargain relative to their earnings power not seen since the dawn of the late-1990s bull market. Few things attract buyers like the ability to get more for less.

   The average Brandywine Advisors holding sells at less than 16 times 2004 earnings estimates and is expected to grow earnings more than 50 percent this year. The average S&P 500 Index company sells at 17 times estimates with 17 percent earnings growth predicted.

   The companies currently at the front of the earnings pack do not read like a list of the usual growth-investing suspects. Favorite growth sectors such as technology mostly face slack demand, while more mundane businesses often associated with cyclical turns in the economy enjoy some of their brightest prospects in years. Fortunately, our strategy is not constrained by someone else's definition of a "growth" stock. A company's individual earnings and fundamental strength, not its industry affiliation, determine its appeal as an investment.

   By defining growth investments from the bottom up based on each company's visible earnings power and particular fundamental strength, your team isolated companies that fared well amid the evolving backdrop and avoided risks shouldered by growth investors who fixate on entire sectors and other top-down factors.

   Adapting the portfolio to the changing earnings landscape was a primary driver of performance. That meant exiting many technology holdings as their earnings fortunes began to peak in order to fund new opportunities with improving earnings prospects, most of which we identified in the energy and raw materials sectors. Holdings from these two sectors fueled solid relative results in a mostly uninspired September-quarter environment.

   Our aim in any investment we might make in a company exposed to a commodity price is to uncover opportunities with company-specific catalysts that influence earnings beyond the commodity price itself. (See page 4 for more on how we approach companies with exposure to commodity prices.)

   While oil prices kept most stocks in check during the quarter, companies from the energy sector performed well. Holdings that provide goods and services to oil and natural gas producers, including Weatherford International and Smith International, were among the biggest contributors.

   Phelps Dodge led the way among a group of holdings involved in the production of raw materials that attracted investor attention thanks to notable earnings results driven by solid global demand. Years of withering investment and consolidation eliminated many potential sources of incremental supply, changing the supply dynamics in a way that benefits certain producers of basic materials such as copper and steel at a time when Asian economies add heft to demand.

   Although investors recognized positive trends apparent among energy and raw material holdings, the market lacked enthusiasm for technology and retail holdings as general economic concerns grew with the price of oil.

   Technology carried far less weight in the portfolio than year-ago levels, but the tech holdings that remained represented one of the most significant negative influences for the quarter. Rising semiconductor inventories contributed to a generally unwelcoming climate for tech stocks, even in areas mostly unaffected by the semiconductor sector's cyclical swings.

OUR AIM IN ANY INVESTMENT WE MIGHT MAKE IN A COMPANY EXPOSED TO A COMMODITY PRICE IS TO UNCOVER OPPORTUNITIES WITH COMPANY-SPECIFIC CATALYSTS THAT INFLUENCE EARNINGS BEYOND THE COMMODITY PRICE ITSELF.

   Holdings subject to consumer discretion faced a similar challenge, with investors assuming sales of non-essential consumer goods would falter as more household income is diverted to rising energy-related costs. Exceptions included American Eagle Outfitters and Staples, but retailers as a group detracted from performance overall.

   For more information on specific holdings that influenced September-quarter results the most, please see "Roses & Thorns" on page 7.

   The market found plenty of reason for pause in the first three quarters of 2004, starting with interest rates, then oil prices and, more recently, the possibility that earnings growth next year won't be as robust as it has been in 2004. A looming presidential election only piles on to the uncertainty.

   It seems pretty clear to us, however, that market performance has not kept pace with the earnings growth we've seen so far this year, making concerns regarding 2005 a subject better revisited after stocks do some catching up. Plus, consensus expectations are for slower growth next year, not a grinding halt. As for interest rates, they remain very low by historical standards, and nothing has surfaced to derail the Fed from its measured approach to reclaiming stimulus.

   These are conclusions we believe most investors are apt to embrace once there's some clarity on the election and/or oil prices, with the former to be decided on November 2. The futures market shows oil traders betting on relatively high prices through winter. Whether it's getting the election behind us, coming to a consensus that oil prices will remain at this level or, better yet, a price decline that bumps oil from the top of the market mindset, one of these factors could emerge as the catalyst to loosen the market's collective restraint.

   Thanks for your confidence in us to make the most of 2004's final three months and beyond through our research-driven focus on individual companies. We're grateful for the opportunity to serve you.

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                                    October 13, 2004

 FRIESS ASSOCIATES RECOGNIZED FOR "BEST PRINTED SHAREHOLDER NEWSLETTER" IN 2004 among medium-sized mutual fund firms by the Mutual Fund Education Alliance as part of the industry group's annual Star Awards for excellence in shareholder communications.
                                                                September 2004

 As Brandywine Advisors Fund awaits its first Morningstar fiduciary grade, the results are in for Brandywine and Brandywine Blue. While there is no guarantee the Advisors Fund will receive the same grade, it shares the same investment adviser and board of directors as those funds. BRANDYWINE AND BRANDYWINE BLUE RECEIVED OVERALL GRADES OF "A" in Morningstar's new fiduciary grading system meant to provide investors an easy way to assess a mutual fund's "commitment to shareholders." Morningstar deemed both Funds either "good" or "excellent" in the grading system's five categories, which include regulatory issues, board quality, manager incentives, fees and corporate culture.
                                   Morningstar, "Fiduciary Grade," August 2004

COVANCE INC., CVD

   It can take up to 12 years and cost roughly $800 million to take a drug from its discovery stage through clinical trials and regulatory review, forcing pharmaceutical makers to search for ways to optimize their research-and-development processes. Covance offers a more timely and capital-efficient alternative to expanding internal resources.

   NYSE-listed Covance Inc. is the world's largest drug-development services company with 2003 revenues of $974 million and 6,500 employees. Its services include everything from evaluating new compounds for safety and studying their effects when metabolized to medical writing and regulatory services. Customers include major pharmaceutical, biotechnology and medical-device companies. Covance also operates the world's largest central laboratory.

   June-quarter earnings growth of 24 percent was driven by both operational improvements and accelerating demand. The company's focus on cost and productivity initiatives resulted in expanding profit margins across all business divisions. Exceptionally strong orders, including new business wins totaling $340 million during the quarter, brought its total backlog to $1.3 billion, a 17 percent increase from a year ago.

   Your team spoke with Chief Executive Chris Kuebler regarding the company's "process excellence" focus. Continued growth in revenue per full-time employee is achieved through initiatives such as outsourcing information technology needs, consolidating data management centers, adding automation to laboratories and a Six Sigma employee motivational program.

   Debt-free with $150 million in cash on the balance sheet, Covance is expanding its U.S. and European facilities. In particular, the company is increasing its high-margin toxicology services as a record number of target molecules flood the market for early-stage development and testing due to new techniques in genomics.

   Wall Street analysts predict Covance will grow earnings 26 percent this year, followed by 22 percent in 2005.

WEATHERFORD INTERNATIONAL LTD., WFT

   As demand for oil and natural gas continues to outpace supply, energy producers worldwide are beginning to make substantial capital investments to increase their production capabilities. By challenging traditional methods used to extract hydrocarbons, Weatherford helps these producers maximize what they get from existing and new wells.

   NYSE-listed Weatherford International Ltd. supplies industry giants such as BP Amoco and Royal Dutch Shell with equipment and services used in the drilling and completion of wells. The company's technologies include underbalanced drilling, production optimization, drilling with casing, intelligent well completions and expandable sand screens. The company is on pace to generate more than $3 billion in revenue this year.

   Weatherford grew June-quarter earnings 29 percent, beating estimates as global drilling activity picked up more than expected. The company's drilling services segment benefited from increased revenues associated with underbalanced drilling. The technology is quickly being adopted around the globe to develop previously undevelopable sites and to improve reserves by reducing formation damage.

   The company's global footprint - about 17,000 people in more than 100 countries - gives it access to high-growth areas in the Middle East, Caspian Sea, North Africa and Russia. Sequential June-quarter revenues outside of the company's traditional North American market grew at three times the rate of North American revenues.

   Your team spoke with President of Weatherford's Completed Systems Division Stuart Ferguson regarding last year's engineering problems with expandable sand screens. Problems with the systems, which prevent wells from clogging and enable faster flow rates than traditional gravel-based systems, have been ironed out, and Weatherford recently reported an agreement with Schlumberger to market the screens worldwide.

   Your team bought Weatherford at 19 times 2005 earnings estimates. Wall
Street predicts that 35 percent earnings growth this year will be followed by 26 percent growth in 2005.

                     RAW MATERIAL PRODUCERS AND PRICE RISK

   In recent months some of your best performers have been companies involved in producing and selling basic materials. All companies are subject to some degree of price risk for the products they sell, but companies directly mining and producing critical industrial inputs like coal, natural gas and steel are often thought to live and die solely by the market price of their goods.

   What's true for the majority isn't an across-the-board rule. In this area of the economy, we're careful to focus on opportunities where company-specific factors influence earnings despite macro trends that ultimately put a price tag on their products.

   A large oil driller is certainly dependent on the price of a barrel of crude, but management can make strategic decisions that influence its success. That's why we scrutinize these investments just like all others that cross our radar screen. In the current strong pricing environment, we look for specific catalysts that allow certain companies to perform better than expectations. Keeping our focus at the individual-company level also helps us avoid taking undue risk associated with hard-to-predict commodity prices.

   Oil-field service provider Weatherford International (page 3) benefits as more drillers utilize its new drilling/well-completion technology to lower extraction costs and increase yields. Phelps Dodge, the world's second largest copper producer, is currently one of the only companies in the world able to bring on incremental supply to help meet surging global demand.

   We also pay careful attention to how individual companies mitigate the commodity risk inherent in their businesses. Chesapeake Energy, owner of one of the largest U.S. inventories of natural gas reserves, has the majority of its natural gas production hedged in the futures market well into next year. Most contracts for coal delivery span about three years on average. Consol Energy, the largest U.S. exporter of coal, has seen its central Appalachian clean-burning coal nearly double in price this year and has renewed many of its long-term contracts at these higher prices.

   Other companies control commodity cost risk through their internal business structures. China's swelling appetite for steel has forced the U.S. to reignite its production of the metal to meet demand at home. United States Steel is a truly integrated steel producer, meaning the company actually mines most of the raw materials it needs. Many competitors are exposed to either increasing scrap steel costs or have to buy iron ore and coke in the marketplace at a premium. Customers have already contacted U.S. Steel to firm up contracts for 2005 and beyond.

   Friess Associates' guiding motto since day one in 1974 has been: "Never invest in the stock market; invest in individual businesses." Our research on raw material-related holdings continues to show strong fundamental improvements, which are being assisted by the visibility of a favorable global pricing environment.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

   The example is based on $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                BEGINNING       ENDING
                                                 ACCOUNT        ACCOUNT        EXPENSES PAID
                                                  VALUE          VALUE       DURING PERIOD*<F2>
                                                ---------       -------      ------------------
                                                 3/31/04        9/30/04       3/31/04-9/30/04
Brandywine Advisors Actual $1,000               $1,000.00      $  975.66           $5.83
Hypothetical (5% return before expenses)        $1,000.00      $1,025.00           $5.97

*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

ON THE CUTTING EDGE

Examples of innovative and interesting ideas that cross your team's radar screen make it into this column each quarter. The chance to capitalize on investment opportunities related to them may lie in the future or may never materialize.

STALL IN THE NAME OF THE LAW

High-speed car chases are the scourge of police forces throughout the nation, as officers must weigh the need to bring a criminal to justice against the risk it poses to the general public. Thanks to new technology from Eureka Aerospace in El Segundo, California, fleeing motorists might not put police in such difficult positions much longer. The company developed a high-energy radio wave device that troopers can use to scramble the digital brains - computer chips that control fuel injection, engine firing and other functions - in most cars. With its engine shut down, a targeted car simply rolls to a stop. The directed ray is emitted from an antenna mounted on the roof of a police cruiser. Los Angeles has ordered some, which will be delivered after full development early next year.

SHRIMP CONTRIBUTE TO WAR EFFORT

Bandages containing chitosan derived from shrimp shells have been put to use in Iraq and Afghanistan. Chitosan carries a positive charge and bonds with a wound's red blood cells, which are negatively charged, to form a clot in as little as 30 seconds, controlling severe bleeding and saving lives. The dressing becomes adhesive and sticks to the wet wound site, sealing and stabilizing it, but is easily removed later by irrigating the wound with water. Made by HemCon of Portland, Oregon, the bandages use shrimp shells from Iceland, are processed and freeze-dried in New Hampshire, assembled and packaged in Oregon, and sterilized in California. No word when chitosan bandages might be available to consumers.

AFFORDABLE SOLAR POWER

The knocks against silicon-based solar cells are that they're expensive to manufacture, awkward to install and relatively inefficient. The next generation, photovoltaics, use tiny solar cells embedded in sheets of plastic to create an energy-producing material that is cheap, efficient and versatile. One start-up, Massachusetts-based Konarka Technologies, has developed a process that coats strips of plastic film with titanium dioxide and light-absorbing dye. Power is produced when light hits the dye and the electrons in the titanium dioxide get revved up. These new printable solar cells will provide a way to generate electricity from virtually any surface exposed to the sun.

                            BRANDYWINE ADVISORS FUND

   PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF SEPTEMBER 30, 2004

   1.  Phelps Dodge Corp.                                               +22.6%
   2.  United States Steel Corp.                                        +10.4%
   3.  Fisher Scientific International Inc.                             +47.8%
   4.  Chesapeake Energy Corp.                                          +20.3%
   5.  Avaya Inc.                                                        -5.9%
   6.  Covance Inc.                                                      +2.7%
   7.  CONSOL Energy Inc.                                               +25.5%
   8.  Ryder System, Inc.                                               +35.4%
   9.  Smith International, Inc.                                        +13.0%
  10.  Yellow Roadway Corp.                                              +8.3%

                                EARNINGS GROWTH

                    THE FUND'S HOLDINGS                  77%
                    S&P 500                              17%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2004 VS 2003

 ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2004. THE PRICE-TO-BOOK RATIO COMPARES A STOCK'S MARKET VALUE TO THE VALUE OF
                      TOTAL ASSETS LESS TOTAL LIABILITIES.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     95.2%

                                      CASH
                                      4.8%

                            TOP TEN INDUSTRY GROUPS

Oil/Gas Services (11.9%)
Transportation Related (10.1%)
Machinery (8.4%)
Raw & Intermediate Materials (7.4%)
Oil/Gas Exploration (6.5%)
Pharmaceuticals (6.3%)
Building Related (4.7%)
Miscellaneous Manufacturing (4.7%)
Computer/Electronics (4.5%)
Leisure & Entertainment (4.3%)
All Others (26.4%)
Cash (4.8%)

                            BRANDYWINE ADVISORS FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                                $ GAIN
     BIGGEST $ WINNERS      (IN THOUSANDS)   % GAIN    REASON FOR MOVE
     -----------------      --------------   ------    ---------------
    Phelps Dodge Corp.         $1,111.0       19.1     June-quarter earnings grew to $2.46 per share, compared to a loss of $0.26 a year ago. The world's second largest copper producer is currently one of just a few companies in the world able to bring on incremental supply to help meet the surging global demand that has spot-market copper prices at nine-year highs. Phelps Dodge recently announced increases in planned production for the rest of this year and into 2005.

    Ryder System, Inc.          $655.5        16.7     The provider of logistics and transportation solutions grew June-quarter earnings 41 percent, beating estimates by 10 percent. Tight capacity in the trucking industry is encouraging more businesses to outsource their distribution needs to Ryder and enter longer-term commercial leasing contracts with the company at higher rates.

   Harman International
     Industries, Inc.           $594.6        18.4     June-quarter earnings grew 38 percent, marking the tenth consecutive quarter the company beat estimates. Strong demand from automakers for Harman's in-car multimedia "infotainment" systems, which combine audio, video, navigation, voice-recognition and telephone services, continues to drive results.
                                                       Harman's product is being incorporated in 2007 and 2008 auto models now being designed, stretching visibility and securing the company's competitive advantage.

        Weatherford
    International Ltd.          $439.4        13.2     The oil-field service provider grew June-quarter earnings 29 percent, beating estimates. Weatherford's new yield-improving technologies are in strong demand as drillers worldwide increase production to capitalize on higher energy prices. The company's drilling services segment benefits from increased revenues associated with its underbalanced drilling technology, which is being adopted around the globe to develop previously undevelopable sites.

      American Eagle
     Outfitters, Inc.           $523.3        20.6     The seller of casual youth apparel grew July-quarter earnings to $0.40 per share from $0.11 a year ago, marking its fourth straight quarter of beating estimates. Earnings forecasts continued to be revised upward as consolidated same-store sales for the month of August increased 24 percent, with same-
                                                       store sales for the company's American Eagle brand up nearly 27 percent.

                                $ LOSS
     BIGGEST $ LOSERS       (IN THOUSANDS)   % LOSS    REASON FOR MOVE
     ----------------       --------------   ------    ---------------
       Andrew Corp.            $2,206.7       44.5     The supplier of wireless infrastructure subsystems beat June-quarter earnings and revenue expectations, but guided lower for the September quarter based on an unexpected change in buying patterns from two significant customers. The
                                                       Fund sold Andrew to fund an idea with greater near-term earnings prospects.

 Marvel Enterprises, Inc.      $1,130.9       25.4     The licenser of its comic book characters grew June-quarter revenues 73 percent. Shares traded off when management announced lower-than-anticipated sales of Spiderman II movie-related toys. Our research indicates the shortfall will only have a marginal effect on total revenues, in part evidenced by Marvel keeping sales guidance for the full year unchanged.

       Advance Auto
        Parts, Inc.             $920.0        13.3     June-quarter earnings growth of 16 percent beat estimates. The nation's second largest retailer of auto parts lost ground with others in the industry as adverse weather and higher gas prices overshadowed strong fundamentals.
                                                       The Fund sold Advance Auto Parts at an overall gain during the quarter.

     Smithfield Foods           $746.3        17.1     Shares fell when the company pre-announced disappointing earnings due to a poor hedging decision. The company effectively reduced its exposure to the hog market, which continued to be quite strong throughout the summer, while allowing its feed costs to float. The Fund sold Smithfield to fund an idea with greater near-term earnings prospects.

       BMC Software             $687.7        21.2     The maker of software that helps companies manage their information technology infrastructure announced June-quarter earnings and sales guidance would be below previous expectations. Large customers in the U.S. delayed orders near the end of the quarter, pushing out sales. The Fund sold BMC to fund an idea with better near-term earnings prospects.

All gains/losses are calculated on an average cost basis

                      MANAGEMENT'S DISCUSSION OF RESULTS,
                            BRANDYWINE ADVISORS FUND

   Brandywine Advisors Fund employs an investment strategy based on the premise that each company's earnings performance ultimately determines its stock price. Other factors, including interest rates and energy prices, influenced stock prices at various times over the past year, resulting in a mixed environment for the Fund's earnings-driven approach. Brandywine Advisors grew 9.50 percent in the 12 months ended September 30, 2004.

   The period began with an upbeat environment for stocks in general. The economy showed clear signs of renewed life in the December quarter of 2003, and the 2004 earnings outlook was robust. Brandywine Advisors benefited from companies on the leading edge of the economy's positive turn from the financial services, technology and homebuilding sectors. Earnings drove stock prices, helping the Fund to post double-digit growth for the quarter.

   Momentum slowed in the March quarter of 2004 as the market digested the healthy gains of 2003. Brandywine Advisors continued to gain ground, albeit at a more modest pace, led by homebuilders and financial services holdings. The Fund posted a small gain for the quarter.

   Late in the March quarter the possibility of the Federal Reserve raising interest rates became a preoccupying concern for investors amid continued economic strength. Even though the Fed clearly signaled its intention to raise rates in measured steps over time, investors viewed virtually all companies with any exposure to rates unfavorably. As a result, holdings largely responsible for gains in the previous two quarters, including homebuilding, financial services and technology companies, detracted from performance. The Fund declined slightly in the June quarter.

   The June quarter also hosted changes to the Brandywine Advisors portfolio that positioned it well for the environment ahead. Brandywine Advisors sold a number of tech and consumer-related holdings as their earnings prospects peaked, funding new purchases of companies with improving outlooks in areas such as energy and raw materials. Holdings from these areas played the primary role in limiting the Fund to a small September-quarter decline that compared favorably to growth index returns in an apprehensive climate marked by a sharp rise in oil prices.

 HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE ADVISORS FUND, RUSSELL MIDCAP GROWTH INDEX(1)<F3>, RUSSELL MIDCAP INDEX(2)<F4>
                            AND S&P 500 INDEX(3)<F5>

                   BRANDYWINE           RUSSELL                       RUSSELL
     DATE        ADVISORS FUND       MIDCAP GROWTH      S&P 500       MIDCAP
     ----        -------------       -------------      -------       ------
   10-31-00          $10,000            $10,000         $10,000       $10,000
   12-31-00          $10,267             $8,239          $9,257        $9,793
    3-31-01           $8,864             $6,172          $8,159        $8,765
    6-30-01           $9,198             $7,170          $8,637        $9,600
    9-30-01           $7,958             $5,177          $7,369        $7,885
   12-31-01           $8,292             $6,578          $8,157        $9,241
    3-31-02           $8,254             $6,462          $8,180        $9,634
    6-30-02           $7,853             $5,282          $7,084        $8,714
    9-30-02           $6,956             $4,374          $5,859        $7,177
   12-31-02           $6,889             $4,775          $6,353        $7,745
    3-31-03           $6,842             $4,774          $6,153        $7,563
    6-30-03           $7,863             $5,670          $7,101        $8,944
    9-30-03           $8,034             $6,076          $7,289        $9,519
   12-31-03           $8,874             $6,814          $8,176       $10,848
    3-31-04           $9,027             $7,143          $8,315       $11,406
    6-30-04           $8,969             $7,218          $8,458       $11,571
    9-30-04           $8,798             $6,906          $8,300       $11,474

                          AVERAGE ANNUAL TOTAL RETURN

                                        Since Effective Date
                      1-Year                  10/31/00
                      ------            --------------------
                      9.50%                    -3.22%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F3> The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
(2)<F4> The Russell Midcap Index, a trademark of the Frank Russell Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes income.
(3)<F5> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2004

 SHARES OR
 PRINCIAL
  AMOUNT                                                COST          VALUE
 ---------                                              ----          -----

COMMON STOCKS - 95.2% (A)<F7>

             AEROSPACE/DEFENSE - 0.3%
     12,400  Rockwell Collins, Inc.                $    361,062   $    460,536

                  THIS SECTOR IS 27.6% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 0.8%
     32,700  American Eagle Outfitters, Inc.            968,230      1,204,995

                  THIS SECTOR IS 24.5% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 0.5%
      9,000  Cummins Inc.                               460,673        665,010

                  THIS SECTOR IS 44.4% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 4.7%
     66,700  Centex Corp.                             3,295,302      3,365,682
     37,700  KB Home, Inc.                            2,814,129      3,185,273
                                                   ------------   ------------
                                                      6,109,431      6,550,955

                  THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 3.5%
     17,400  Affiliated Computer
               Services, Inc.*<F6>                      874,152        968,658
     90,000  Manpower Inc.                            4,306,206      4,004,100
                                                   ------------   ------------
                                                      5,180,358      4,972,758

                  THIS SECTOR IS 4.0% BELOW YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 3.6%
    366,800  Avaya Inc.*<F6>                          5,431,600      5,113,192

                  THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 4.5%
     85,000  Garmin Ltd.                              3,421,597      3,676,250
     68,100  Rockwell Automation Inc.                 2,351,920      2,635,470
                                                   ------------   ------------
                                                      5,773,517      6,311,720

                  THIS SECTOR IS 9.3% ABOVE YOUR FUND'S COST.

             ENERGY - 3.3%
    133,500  CONSOL Energy Inc.                       3,710,531      4,657,815

                  THIS SECTOR IS 25.5% ABOVE YOUR FUND'S COST.

             FINANCIAL - 1.2%
     37,000  Investors Financial Services Corp.       1,641,813      1,669,810

                  THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

             HOME/OFFICE RELATED - 2.7%
     35,500  Harman International
               Industries, Inc.                       1,542,942      3,825,125

                 THIS SECTOR IS 147.9% ABOVE YOUR FUND'S COST.

             INSURANCE - 2.1%
     69,800  ChoicePoint Inc.*<F6>                    2,537,769      2,976,970

                  THIS SECTOR IS 17.3% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 4.3%
    147,100  Hilton Hotels Corp.                      2,694,934      2,771,364
    228,000  Marvel Enterprises, Inc.*<F6>            4,619,623      3,319,680
                                                   ------------   ------------
                                                      7,314,557      6,091,044

                  THIS SECTOR IS 16.7% BELOW YOUR FUND'S COST.

             MACHINERY - 8.4%
     44,300  Briggs & Stratton Corp.                  3,541,952      3,597,160
    114,500  Pentair, Inc.                            3,622,752      3,997,195
     24,100  Roper Industries, Inc.                   1,323,491      1,384,786
    113,100  The Timken Co.                           2,768,418      2,784,522
                                                   ------------   ------------
                                                     11,256,613     11,763,663

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 4.3%
    103,600  Fisher Scientific
               International Inc.*<F6>                4,089,788      6,042,988

                  THIS SECTOR IS 47.8% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 4.7%
    174,800  United States Steel Corp.                5,956,188      6,575,976

                  THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION - 6.5%
    340,000  Chesapeake Energy Corp.                  4,474,101      5,382,200
     65,500  Kerr-McGee Corp.                         3,461,225      3,749,875
                                                   ------------   ------------
                                                      7,935,326      9,132,075

                  THIS SECTOR IS 15.1% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 11.9%
     42,900  Cooper Cameron Corp.*<F6>                2,146,846      2,352,636
      3,900  FMC Technologies, Inc.*<F6>                116,883        130,260
     33,000  GlobalSantaFe Corp.                        949,458      1,011,450
     79,600  Grant Prideco, Inc.*<F6>                 1,472,586      1,631,004
     62,200  Nabors Industries, Ltd.*<F6>             2,627,520      2,945,170
     12,000  Noble Corp.*<F6>                           443,664        539,400
     71,300  Smith International, Inc.*<F6>           3,833,011      4,330,049
     74,300  Weatherford International Ltd.*<F6>      3,099,273      3,790,786
                                                   ------------   ------------
                                                     14,689,241     16,730,755

                  THIS SECTOR IS 13.9% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 6.3%
    125,200  Covance Inc.*<F6>                        4,871,703      5,004,244
    142,400  Thermo Electron Corp.*<F6>               4,293,398      3,847,648
                                                   ------------   ------------
                                                      9,165,101      8,851,892

                  THIS SECTOR IS 3.4% BELOW YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 7.4%
     86,300  Freeport-McMoRan Copper
               & Gold, Inc. Cl B                      3,484,810      3,495,150
     75,600  Phelps Dodge Corp.                       5,673,405      6,957,468
                                                   ------------   ------------
                                                      9,158,215     10,452,618

                  THIS SECTOR IS 14.1% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 4.1%
     52,600  MSC Industrial Direct Co., Inc.          1,486,228      1,792,608
    132,100  Staples, Inc.                            3,150,772      3,939,222
                                                   ------------   ------------
                                                      4,637,000      5,731,830

                  THIS SECTOR IS 23.6% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 10.1%
     65,100  CP Railway Ltd.                          1,636,928      1,678,278
    100,000  Hunt (J.B.) Transport
               Services, Inc.                         2,727,181      3,714,000
     97,200  Ryder System, Inc.                       3,376,945      4,572,288
     90,000  Yellow Roadway Corp.*<F6>                3,895,489      4,220,100
                                                   ------------   ------------
                                                     11,636,543     14,184,666

                  THIS SECTOR IS 21.9% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    119,556,498    133,966,393

SHORT-TERM INVESTMENTS - 5.4% (A)<F7>

             COMMERCIAL PAPER - 4.3%
 $3,000,000  Mortgage Interest Networking Trust,
               due 10/01/04, discount of 1.88%        3,000,000      3,000,000
  3,000,000  Morgan Stanley Dean Witter,
               due 10/05/04, discount of 1.78%        2,999,407      2,999,407
                                                   ------------   ------------
             Total commercial paper                   5,999,407      5,999,407

             VARIABLE RATE DEMAND NOTE - 1.1%
  1,578,794  Wisconsin Corporate Central Credit
               Union, 1.51%                           1,578,794      1,578,794
                                                   ------------   ------------
             Total short-term investments             7,578,201      7,578,201
                                                   ------------   ------------
             Total investments                     $127,134,699    141,544,594
                                                   ------------
                                                   ------------
             Liabilities, less cash and
               receivables (0.6%) (A)<F7>                             (898,760)
                                                                  ------------
                  NET ASSETS                                      $140,645,834
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($140,645,834 / 15,249,366
             shares outstanding)                                         $9.22
                                                                         -----
                                                                         -----

   *<F6>  Non-dividend paying security.
 (a)<F7>  Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2004

INCOME:
   Dividends                                                       $   554,232
   Interest                                                             74,143
                                                                   -----------
   Total income                                                        628,375
                                                                   -----------
EXPENSES:
   Management fees                                                   1,395,872
   Distribution fees                                                    84,960
   Professional fees                                                    47,056
   Transfer agent fees                                                  27,204
   Registration fees                                                    25,637
   Administrative services                                              23,830
   Custodian fees                                                       23,749
   Printing and postage expense                                         18,876
   Board of Directors fees                                              18,399
   Insurance expense                                                     6,591
   Other expenses                                                        7,933
                                                                   -----------
       Net expenses                                                  1,680,107
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,051,732)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,919,896
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              11,376,113
                                                                   -----------
NET GAIN ON INVESTMENTS                                             13,296,009
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $12,244,277
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2004 and 2003

                                                                                           2004                2003
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                  $ (1,051,732)       $   (882,353)
   Net realized gain on investments                                                        1,919,896          12,196,149
   Net increase in unrealized appreciation on investments                                 11,376,113           5,980,227
                                                                                        ------------        ------------
   Net increase in net assets resulting from operations                                   12,244,277          17,294,023
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (615,166 and 2,360,782 shares, respectively)                5,613,006          17,684,750
   Cost of shares redeemed (640,090 and 2,005,405 shares, respectively)                   (5,817,350)        (15,065,169)
                                                                                        ------------        ------------
       Net (decrease) increase in net assets derived from Fund share activities             (204,344)          2,619,581
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                     12,039,933          19,913,604

NET ASSETS AT THE BEGINNING OF THE YEAR                                                  128,605,901         108,692,297
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $140,645,834        $128,605,901
                                                                                        ------------        ------------
                                                                                        ------------        ------------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                                                    For the Period
                                                                                               For the Period          10/01/00
                                                     For the Years Ended September 30,            10/31/00           (Commencement
                                                     ---------------------------------        (Effective date)      of Operations)
                                                     2004           2003           2002        through 9/30/01     through 10/31/00
                                                     ----           ----           ----        ---------------     ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $8.42          $7.29          $8.34           $10.48               $10.00

Income from investment operations:
     Net investment loss(1)<F8>                      (0.07)         (0.06)         (0.06)           (0.08)                0.00
     Net realized and unrealized gains (losses)
       on investments                                 0.87           1.19          (0.99)           (2.06)                0.48
                                                     -----          -----          -----            -----               ------
Total from investment operations                      0.80           1.13          (1.05)           (2.14)                0.48

Less distributions:
     Dividend from net investment income                --             --             --               --                   --
     Distribution from net realized gains               --             --             --               --                   --
                                                     -----          -----          -----            -----               ------
Total from distributions                                --             --             --               --                   --
                                                     -----          -----          -----            -----               ------
Net asset value, end of period                       $9.22          $8.42          $7.29            $8.34               $10.48
                                                     -----          -----          -----            -----               ------
                                                     -----          -----          -----            -----               ------
TOTAL RETURN                                          9.50%         15.50%        (12.59%)         (20.42%)*              4.80%*
                                                                                                          <F9>                <F9>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)             140,646        128,606        108,692           26,687               26,456
Ratio of expenses to average net assets               1.20%          1.22%          1.25%            1.68%**              1.73%**
                                                                                                         <F10>                <F10>
Ratio of net investment loss
  to average net assets                              (0.75%)        (0.75%)        (0.77%)          (0.94%)**            (0.58%)**
                                                                                                          <F10>                <F10>
Portfolio turnover rate                              269.5%         269.5%         258.7%           264.5%                20.6%

 (1)<F8> In 2004, 2003 and 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
   *<F9>   Not Annualized.
 **<F10>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

     At September 30, 2004, approximately 88% of the outstanding shares of the Fund are owned by one of the Fund's Directors.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were as follows:

          SALE          TRANSACTION     RATIO OF COST TO
        PURCHASES         PROCEEDS            COST           AVERAGE NET ASSETS
        ---------       -----------     ----------------     ------------------
      $361,320,192      $366,502,497       $1,280,462              0.92%

     Transaction cost represents the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2004, liabilities of the Fund included the following:

     Payable to brokers for investments purchased              $  3,876,640
     Payable to Adviser for management fees                         112,363
     Deferred compensation plan for Directors                        48,522
     Other liabilities                                               30,284

(6)  SOURCES OF NET ASSETS

     As of September 30, 2004, the sources of net assets were as follows:

     Fund shares issued and outstanding                        $133,210,410
     Net unrealized appreciation on investments                  14,409,895
     Accumulated net realized losses                             (6,925,949)
     Accumulated net investment loss                                (48,522)
                                                               ------------
                                                               $140,645,834
                                                               ------------
                                                               ------------

(7)  INCOME TAX INFORMATION

     The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                        Gross              Gross           Net Unrealized      Distributable      Distributable
      Cost of         Unrealized         Unrealized         Appreciation          Ordinary          Long-Term
    Investments      Appreciation       Depreciation       on Investments          Income         Capital Gains
    -----------      ------------       ------------       --------------      -------------      -------------
    $124,067,381      $16,953,713        $2,441,881         $14,511,832          $      --          $      --

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             September 30, 2004                                       September 30, 2003
    ---------------------------------------------------------------------      --------------------------------
      Ordinary         Long-Term        Net Capital           Ordinary           Long-Term
       Income        Capital Gains          Loss            Post-October           Income         Capital Gains
    Distribution     Distributions       Carryovers            Losses           Distribution       Distribution
    -----------      ------------       ------------       --------------      -------------      -------------
     $      --         $      --         $6,996,561          $   38,921          $      --          $      --

     ** The Fund has utilized $1,616,310 of its capital loss carryovers during the year ended September 30, 2004.

     Since there were no ordinary distributions paid for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE ADVISORS FUND

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Advisors Fund (the "Fund," a series of the Brandywine Blue Fund, Inc.) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 13, 2004

                BRANDYWINE ADVISORS FUND DIRECTORS AND OFFICERS

                                     Position, Term of Office
                                     and Length of Time Served
                                     and Number of Portfolios
                                     in Fund Complex Overseen     Principal Occupation                   Other Directorships Held
Name, Age and Address                by Director or Officer       During Past Five Years                 by Director or Officer
---------------------                -------------------------    ----------------------                 ------------------------
Robert F. Birch, 68                  Director                     Mr. Birch has been President and       Hyperion Funds (5
8 Knollwood Drive                    Indefinite Term since        Director of the New America High       portfolios), New America
Dover, MA 02030                      October, 2001                Income Fund since 1992, a high-yield   High Income Fund
                                     3 Portfolios                 bond fund traded on the New York
                                                                  Stock Exchange.

C. Quentin S. Jackson, 60            Lead Independent Director    Mr. Jackson is President and Chief     None
c/o Nuclear Electric Insurance Ltd.  Indefinite Term since        Executive Officer of Nuclear
1201 Market Street, Suite 1200       October, 2001                Electric Insurance Ltd., a
Wilmington, DE 19801                 3 Portfolios                 multibillion-dollar company mutually
                                                                  owned by energy companies. He has
                                                                  been with Nuclear Electric since 1980.

Stuart A. McFarland, 57              Director                     Mr. McFarland is a Managing Partner    NCRIC Group, Inc. and
c/o Federal City Capital Advisors    Indefinite Term since        at Federal City Capital Advisors.      Newcastle Investment
3050 K Street NW, Suite 125          October, 2001                From 1999 until 2002, he served as     Corporation
Washington, DC 20007                 Audit Committee              President and Chief Executive of
                                     Chairman, June, 2004         Pedestal Inc. Mr. McFarland also
                                     3 Portfolios                 served as Chief Financial Officer of
                                                                  Fannie Mae, and an officer of G.E.
                                                                  Capital.

W. Richard Scarlett III, 65          Director                     Mr. Scarlett is Chairman and Chief     United Bancorporation
c/o United Bancorporation            Indefinite Term since        Executive Officer of United            of Wyoming, Inc.
  of Wyoming, Inc.                   October, 2001                Bancorporation of Wyoming, Inc.,
50 Buffalo Way                       3 Portfolios                 having been with the Bank since 1981.
Jackson, WY 83001

Marvin N. Schoenhals, 57             Director                     Mr. Schoenhals is Chairman and         WSFS Financial Corp.
c/o WSFS Corporation                 Indefinite Term since        President of WSFS Financial
838 Market Street                    October, 1998                Corporation, a bank holding company.
Wilmington, DE 19801                 3 Portfolios                 Mr. Schoenhals first began serving
                                                                  as a Brandywine Funds director in 1998.

James W. Zug, 64                     Director                     Mr. Zug is a retired Partner of        Amkor Technology, Inc.
5 Radnor Corporate Center,           Indefinite Term since        PricewaterhouseCoopers LLP. He was     and Teleflex Inc.
Suite 520                            October, 2001                employed with PricewaterhouseCoopers
100 Matsonford Road                  3 Portfolios                 and its predecessors from 1964
Radnor, PA 19087                                                  until 2000.

William F. D'Alonzo*<F12>, 49        Director                     Mr. D'Alonzo joined Friess             None
c/o Friess Associates                Indefinite Term since        Associates in 1981 as part of the
3711 Kennett Pike                    October, 2001                research team, became Chief
Greenville, DE 19807                 President since 2003         Investment Officer in 1997 and
                                     3 Portfolios                 Chief Executive Officer in 2002.

Foster S. Friess*<F12>, 64           Director                     Mr. Friess founded Friess Associates   None
c/o Friess Associates                Indefinite Term since        in 1974 with his wife, Lynnette E.
115 East Snow King Avenue            October, 1990                Friess. Serving as Chairman of the
Jackson, WY 83001                    Chairman since 2003          Board since Brandywine's inception
                                     3 Portfolios                 in 1985, he also serves as Chairman
                                                                  of Friess Associates, LLC, the Funds'
                                                                  advisor.

Lynda J. Campbell*<F12>, 58          Vice President since 1998    Ms. Campbell joined Friess             None
c/o Friess Associates                Secretary since 1990         Associates in 1985, the year of
3711 Kennett Pike                    3 Portfolios                 Brandywine Fund's inception.
Greenville, DE 19807                                              Ms. Campbell is currently Chief
                                                                  Administrative Officer of Friess
                                                                  Associates, LLC.

Carl S. Gates*<F12>, 72              Vice President since 1994    Mr. Gates joined Friess Associates     None
c/o Friess Associates                3 Portfolios                 in 1988, where he serves as a
3711 Kennett Pike                                                 Research Team Leader.
Greenville, DE 19807

Christopher G. Long*<F12>, 38        Vice President since 2002    Mr. Long joined Friess Associates      None
c/o Friess Associates                Treasurer since 2003         in 1996, and became Chief Operating
3711 Kennett Pike                    3 Portfolios                 Officer of Friess Associates, LLC
Greenville, DE 19807                                              in 2001.

David D. Marky*<F12>, 39             Vice President since 2002    Mr. Marky joined Friess Associates     None
c/o Friess Associates                Chief Compliance Officer     in 2000, following 13 years with
3711 Kennett Pike                    since 2004                   PFPC, Inc. He currently serves as
Greenville, DE 19807                 3 Portfolios                 Chief Compliance Officer for Friess
                                                                  Associates, LLC.

Paul R. Robinson*<F12>, 81           Vice President since 1990    Mr. Robinson has been a consultant     None
c/o Friess Associates                3 Portfolios                 to Friess Associates since June
3711 Kennett Pike                                                 1985, just six months before
Greenville, DE 19807                                              Brandywine Fund's launch.

*<F12> Messrs. D'Alonzo, Friess, Gates, Long, Marky and Robinson and Ms. Campbell are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Fund and employees of Friess Associates, LLC.

ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY AND QUARTERLY PORTFOLIO SCHEDULES

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.brandywinefunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q are available on the Commission's website; and (iii) the Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CAPITAL GAINS UPDATE . . .

Realized gains in the September quarter were not large enough to eliminate the net loss carry-forward from prior periods. Brandywine Advisors can realize gains of approximately $0.45 per share before triggering a taxable capital gains distribution. This estimate will change prior to year-end, so please look to the December report for updates.

IRA INVESTORS . . .

The annual $15 maintenance fee is due on November 5, 2004. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer, please send a check to US Bancorp by November 5.

                      P.O. Box 4166, Greenville, DE 19807
     (877) 636-6460         www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

    OFFICERS: Foster S. Friess, Chairman; William D'Alonzo, President; Lynda Campbell, Vice President and Secretary; Carl Gates, Vice President; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice
      President and Assistant Secretary; and Paul Robinson, Vice President

     Report Staff: Chris Aregood, Rebecca Buswell, Dave Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 9/30/04, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself.

The Russell Midcap Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2004, the Russell Midcap Growth Index's average annual total returns for 1, 5 and 10 years were 13.68, 0.63 and 9.64 percent, and the S&P 500 Index's were 13.87, -1.31 and 11.09 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The Morningstar Fiduciary Grade is based on the evaluation of five areas critical for mutual fund governance and operations, Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Funds are assigned a letter grade from A (best) to F (worst) based on the cumulative total of points they received from each category. Morningstar, Inc. is an independent mutual fund research and rating service.

Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that 3 members of its audit committee, Mr. Stuart A. McFarland, Mr. Marvin N. Schoenhals and Mr. Robert F. Birch, are audit committee financial experts. Messrs. McFarland, Schoenhals and Birch are "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$38,600 (FY 2004) and $36,700 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$10,150 (FY 2004) and $9,650 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

(e) (1)    None

(e) (2)    None

(f)    Not applicable.

(g) $28,245 (FY 2004) and $16,800 (FY 2003) in non-audit fees were billed to the registrant's investment adviser for tax return preparation and AIMR performance verification services.

(h)    The Audit Committee of the registrant determined that the non-
audit fees billed to the registrant's investment adviser by the principal
accountant disclosed in   paragraph (g) of this Item 4, was compatible with
maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated. As of October 26, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Blue Fund, Inc. are periodically evaluated. Since, October 26, 2004, the date of the last evaluation, there have been no significant changes in the Brandywine Blue Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11.  EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By /s/ William F. D'Alonzo
        -----------------------------------------------
        William F. D'Alonzo Principal Executive Officer

     Date   October 26, 2004
          ---------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By /s/ Christopher G. Long
        ------------------------------------------------
        Christopher G. Long, Principal Financial Officer

     Date   October 26, 2004
           ---------------------------------------------